UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07420

Exact name of registrant as specified in charter:	Delaware Investments® Minnesota
Municipal Income Fund II, Inc.

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2021

Item 1. Reports to Stockholders

Annual report

Closed-end funds

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2021

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds by Macquarie or your financial intermediary.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2021, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

©2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

April 6, 2021 (Unaudited)

Delaware Investments® Colorado Municipal Income Fund, Inc.

Performance preview (for the year ended March 31, 2021)
Delaware Investments Colorado Municipal Income Fund, Inc. @ market price	1-year return	+10.82%
Delaware Investments Colorado Municipal Income Fund, Inc. @ NAV	1-year return	+10.83%
Lipper Closed-end Other States Municipal Debt Funds Average @ market price	1-year return	+17.04%
Lipper Closed-end Other States Municipal Debt Funds Average @ NAV	1-year return	+8.08%

Past performance does not guarantee future results.
Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.
For complete, annualized performance for Delaware Investments Colorado Municipal Income Fund, Inc., please see the table on page 4.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Performance preview (for the year ended March 31, 2021)
Delaware Investments Minnesota Municipal Income Fund II, Inc. @ market price	1-year return	+9.99%
Delaware Investments Minnesota Municipal Income Fund II, Inc. @ NAV	1-year return	+7.54%
Lipper Closed-end Other States Municipal Debt Funds Average @ market price	1-year return	+17.04%
Lipper Closed-end Other States Municipal Debt Funds Average @ NAV	1-year return	+8.08%

Past performance does not guarantee future results.
Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.
For complete, annualized performance for Delaware Investments Minnesota Municipal Income Fund II, Inc., please see the table on page 7.

Delaware Investments National Municipal Income Fund

Performance preview (for the year ended March 31, 2021)
Delaware Investments National Municipal Income Fund @ market price	1-year return	+12.11%
Delaware Investments National Municipal Income Fund @ NAV	1-year return	+13.20%
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ market price	1-year return	+17.37%
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ NAV	1-year return	+12.19%

Past performance does not guarantee future results.
Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.
For complete, annualized performance for Delaware Investments National Municipal Income Fund, please see the table on page 10.

Economic conditions

During the fiscal year ended March 31, 2021, the US economy saw striking highs and lows. When this period began, worries about COVID-19 were mounting. State and local governments across the country temporarily locked down, while economic activity withered. In the second quarter of 2020, the nation’s gross domestic product (GDP) – a measure of national economic output – fell by an annualized 31.4%. It was the country’s biggest quarterly drop on record.

States and municipalities gradually began reopening their economies in the second half of 2020. With aggressive action from the US Federal Reserve and federal government to try to ease the damage, the country’s economic situation improved.

In March 2020, prior to the start of the Funds’ fiscal year, the Fed cut its benchmark short-term interest rate by a total of 1.50 percentage points, bringing the federal funds rate to essentially zero, where it remained throughout the fiscal year. Meanwhile, two massive federal economic stimulus and relief packages for businesses and individuals bookended the period. The Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2 trillion economic bill, had become law in

Portfolio management review
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 2020. Nearly a year later came the passage of the $1.9 trillion American Rescue Plan Act.

Against this backdrop, the country’s GDP quickly, but only partially, rebounded. US GDP grew by 33.4% in the third quarter of 2020. In the fourth quarter, GDP rose an estimated 4.3%, as the country tried to maintain its economic momentum amid the pandemic. Investors widely expected economic recovery to continue in 2021 given widespread COVID-19 vaccinations.

US employment trends were similarly volatile. Just a month before the fiscal year began, in February 2020, US unemployment was just 3.5%, matching a more than 50-year low. Then, as the pandemic took hold and businesses shut down, the jobless rate soared, with the impact especially pronounced in the hospitality and travel industries. At the start of the Funds’ fiscal year, US unemployment stood at 4.4%. Just one month later, the jobless rate reached 14.8%, the highest level seen since the Great Depression.

As economies reopened, however, unemployment again fell sharply, dropping to 6.9% by October and finishing the fiscal year at 6.0% – well below the April 2020 peak but still considerably higher than 12 months earlier.

Municipal bond market conditions

Overall, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 5.51% for the fiscal year ended March 31, 2021.

Three weeks before the start of this fiscal year, volatility in the municipal bond market had soared, as concern about the pandemic caused liquidity to dry up and required highly leveraged institutional investors to quickly sell bonds at low prices.

Starting in April 2020, however, and generally continuing throughout the fiscal year, municipal bond market conditions meaningfully improved. Cheap bond valuations along with robust monetary and fiscal support led investors to conclude that state and local bond issuers were in better-than-expected financial shape, which lifted municipal bond prices throughout most of the period.

During the fiscal year, bonds with longer maturities outperformed their shorter-dated counterparts, while lower-rated bonds outpaced more highly rated issues. In the high yield market segment, bonds with credit ratings below investment grade (below BBB) enjoyed strong results. Lower-rated hospital bonds were a notable exception to this trend; they produced a positive return, but investors appeared to maintain some residual skepticism about the sector amid the pandemic.

The following tables show the returns experienced by municipal bonds of varying maturity lengths and credit ratings for the Funds’ fiscal year ended March 31, 2021:

Returns by maturity
1 year	1.91%
3 years	3.50%
5 years	5.07%
10 years	5.44%
22+ years	7.02%

Returns by credit rating
AAA	3.91%
AA	4.50%
A	6.69%
BBB	11.26%

Source: Bloomberg.

A consistent management approach

For all three Funds discussed in this report, we continued to follow the same management strategy we use regardless of the market backdrop. We emphasize a bottom-up investment approach, meaning we rely on our team’s thorough credit research to choose bonds on an issuer-by-issuer basis. We regularly seek tax-exempt bonds that offer the Funds’ shareholders what we view as an attractive trade-off between return opportunity and risk.

Pursuing this approach, we tend to maintain relatively less exposure to highly rated, lower yielding bonds. Instead, we prefer to overweight bonds with lower-investment-grade or below-investment-grade credit ratings and solid underlying credit quality, in our opinion. We prefer to own lower-rated issues because we believe they provide the Funds with greater opportunity to add long-term value for shareholders.

Therefore, to the extent possible, we continued to favor bonds with lower-investment-grade credit ratings (A and BBB) while also maintaining part of each Fund’s portfolio in high yield tax-exempt bonds (rated below BBB). When investing in the high yield market, we thoroughly analyze securities’ credit risk and emphasize those bonds that we believe offer the Funds’ shareholders a favorable risk-reward trade-off.

During the fiscal year, and particularly early in the period, we focused on buying various lower-rated, longer-maturity bonds with depressed valuations following the municipal bond market’s sharp pandemic-related downturn. This included adding to existing holdings in Puerto Rico general obligation debt, which we found attractively valued, particularly given the commonwealth’s improving fiscal backdrop.

We also purchased bonds of senior-living facilities offering unusually attractive yields compared with the securities’ credit risk, in our view, as well as longer-dated bonds with 10-year call dates, which allowed the Funds to capitalize on a steeper yield curve and supplied what we saw as an attractive total return opportunity.

Reflecting available supply, we found it easier to add what we viewed as attractively valued lower-rated bonds in Delaware Investments® National Municipal Income Fund and Delaware Investments Colorado Municipal Income Fund, Inc. More limited availability of these types of bonds in the Minnesota marketplace meant we were less active with new purchases in Delaware Investments Minnesota Municipal Income Fund II, Inc.

We funded these purchases primarily by selling bonds with shorter call dates or those maturing in the next few years, consistent with our opinion of those bonds’ more limited total-return prospects.

Our purchase activity was down in the second half of the fiscal year, as rallying municipal bond prices made compelling value opportunities somewhat harder to find. As vaccines were developed and lockdowns abated, and the municipal bond marketplace correspondingly improved, we were largely content to maintain the Funds’ existing positions.

Individual performance effects

Again, longer-duration bonds – those with more sensitivity to interest rates – generally outperformed shorter-duration bonds during the fiscal year, and lower-rated bonds outpaced higher-quality bonds. The Funds’ strongest and weakest performers generally reflected these performance trends.

In Delaware Investments National Municipal Income Fund, for example, the Fund’s leading performers were Puerto Rico general obligation (GO) bonds. (Bonds issued by US territories are generally fully tax-exempt for US residents.) These bonds, with a credit rating below investment grade and a 2035 maturity date, generated a 43% total return for the Fund, benefiting from Puerto Rico’s improved credit quality and the securities’ low valuation at the beginning of the fiscal year. Wisconsin Health and Educational Facilities Authority bonds for senior housing facilities of Covenant Living Communities (rated BBB- and maturing in 2053) also generated a strong total return for this Fund. The Fund further benefited from bonds for the expansion project of the McCormick Place convention center in Chicago (rated BBB and maturing in 2050) that rose off depressed levels from the Fund’s purchase price. These issues gained 28% and 26% for the Fund, respectively, for the fiscal year.

This Fund’s weakest individual performers were lower-quality bonds for retirement communities already facing financial challenges that the pandemic made worse. The Fund’s holdings in nonrated bonds for Tuscan Gardens of Venetian Bay in Venice, Fla., and a bond issue rated BBB+ for Texas senior-living facility owner Cardinal Bay struggled for the 12-month period, returning -21% and -15%, respectively.

In Delaware Investments Colorado Municipal Income Fund, Inc., the Puerto Rico GO bonds we cited earlier for Delaware Investments National Municipal Income Fund were the Fund’s leading performers. Exposure to two strong-performing senior housing bonds also contributed to performance. These positions benefited from improved underlying credit quality, which allowed the securities to recover off depressed valuations. Namely, investments in bonds of Colorado Health Facilities Authority for Frasier Meadows Manor (+26%) and Capella of Grand Junction (+25%) both added value.

Meanwhile, the Fund’s weakest-performing position involved bonds for the Grand River Hospital District (-2%). These bonds, rated AA and due to mature in 2037, did not decline to the same extent as others during the market downturn, so they did not appreciate as much during the recovery. Another underperforming holding that still generated a positive return for the Fund was a bond issue for the Vail County Medical Center project (+3%). Like many healthcare issues, these bonds, rated A+ and maturing in 2035, were slower to recover than bonds in other sectors, as the pandemic still added an element of uncertainty to hospital finances.

Meanwhile, Delaware Investments Minnesota Municipal Income Fund II, Inc. also benefited from a Puerto Rico GO bond issue, this one maturing in 2038 and generating a 36% total return for the Fund. Two charter school bonds with below-investment-grade credit ratings, Prairie Seeds Academy (+25%) and Academia Cesar Chavez (+23%), contributed to results as the issuers’ underlying credit quality improved. In contrast, the Fund saw slight declines from holdings in bonds for the YMCA Association of the Greater Twin Cities (-0.3%) and RiverView Healthcare Association, a medical provider in Crookston (-0.2%).

Performance summaries
Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through March 31, 2021	1 year	5 year	10 year	Lifetime
At market price	+10.82%	+3.20%	+6.12%	+5.06%*
At net asset value	+10.83%	+3.99%	+6.17%	+5.18%*

*	The inception date of the performance shown is May 5, 1998. The Fund commenced operations on July 29, 1993.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s use of leverage may expose common shareholders to additional volatility, and cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings, funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Bloomberg Barclays Municipal Bond Index, mentioned on page 2, measures the total return performance of the long-term investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.
Market price versus net asset value (see notes on next page)
March 31, 2020 through March 31, 2021

For period beginning March 31, 2020 through March 31, 2021	Starting value	Ending value
Delaware Investments® Colorado Municipal Income Fund, Inc. @ NAV	$14.32	$15.26
Delaware Investments® Colorado Municipal Income Fund, Inc. @ market price	$13.27	$14.14

Past performance is not a guarantee of future results.

Performance summaries
Delaware Investments® Colorado Municipal Income Fund, Inc.

Performance of a $10,000 Investment
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Lipper Closed-end Other States Municipal Debt Funds Average @ market price	$10,000	$18,309
Delaware Investments® Colorado Municipal Income Fund, Inc. @ NAV	$10,000	$18,197
Delaware Investments® Colorado Municipal Income Fund, Inc. @ market price	$10,000	$18,107
Lipper Closed-end Other States Municipal Debt Funds Average @ NAV	$10,000	$17,699

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on March 31, 2011 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Other States Municipal Debt Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Colorado Municipal Income Fund, Inc. was initially offered with a sales charge of 6%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Other States Municipal Debt Funds Average compares closed-end funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and are exempt from taxation on a specified city or state basis (source: Lipper).

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Performance summaries
Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through March 31, 2021	1 year	5 year	10 year	Lifetime
At market price	+9.99%	+1.48%	+4.86%	+4.60%*
At net asset value	+7.54%	+3.52%	+5.27%	+4.94%*

*	The inception date of the performance shown is May 14, 1998. The Fund commenced operations on February 26, 1993.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s use of leverage may expose common shareholders to additional volatility, and cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings, funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance summaries
Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Bloomberg Barclays Municipal Bond Index, mentioned on page 2, measures the total return performance of the long-term investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 7%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.
Market price versus net asset value (see notes on next page)
March 31, 2020 through March 31, 2021

For period beginning March 31, 2020 through March 31, 2021	Starting value	Ending value
Delaware Investments® Minnesota Municipal Income Fund II, Inc. @ NAV	$14.31	$14.92
Delaware Investments® Minnesota Municipal Income Fund II, Inc. @ market price	$12.37	$13.19

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Lipper Closed-end Other States Municipal Debt Funds Average @ market price	$10,000	$18,309
Lipper Closed-end Other States Municipal Debt Funds Average @ NAV	$10,000	$17,699
Delaware Investments® Minnesota Municipal Income Fund II, Inc. @ NAV	$10,000	$16,719
Delaware Investments® Minnesota Municipal Income Fund II, Inc. @ market price	$10,000	$16,071

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on March 31, 2011 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Other States Municipal Debt Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Minnesota Municipal Income Fund II, Inc. was initially offered with a sales charge of 7%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Other States Municipal Debt Funds Average compares closed-end funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and are exempt from taxation on a specified city or state basis (source: Lipper).

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Performance summaries
Delaware Investments® National Municipal Income Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through March 31, 2021	1 year	5 year	10 year	Lifetime
At market price	+12.11%	+3.81%	+5.86%	+4.86%*
At net asset value	+13.20%	+4.61%	+6.81%	+5.18%*

*	The inception date of the performance shown is May 14, 1998. The Fund commenced operations on February 26, 1993.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s use of leverage may expose common shareholders to additional volatility, and cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings, funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Bloomberg Barclays Municipal Bond Index, mentioned on page 2, measures the total return performance of the long-term investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 7%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.
Market price versus net asset value (see notes on next page)
March 31, 2020 through March 31, 2021

For period beginning March 31, 2020 through March 31, 2021	Starting value	Ending value
Delaware Investments® National Municipal Income Fund @ NAV	$13.71	$14.84
Delaware Investments® National Municipal Income Fund @ market price	$12.24	$13.12

Past performance is not a guarantee of future results.

Performance summaries
Delaware Investments® National Municipal Income Fund

Performance of a $10,000 Investment
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ NAV	$10,000	$20,905
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ market price	$10,000	$20,448
Delaware Investments® National Municipal Income Fund @ NAV	$10,000	$19,323
Delaware Investments® National Municipal Income Fund @ market price	$10,000	$17,671

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on March 31, 2011 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments National Municipal Income Fund was initially offered with a sales charge of 7%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) compares closed-end funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse purchase agreements (source: Lipper).

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Fund basics

As of March 31, 2021 (Unaudited)

Delaware Investments®
Colorado Municipal Income Fund, Inc.

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state income tax, consistent with the preservation of capital.

Total Fund net assets

$74 million

Number of holdings

130

Fund start date

July 29, 1993

NYSE American Symbol

VCF

CUSIP number

246101109

Delaware Investments®
Minnesota Municipal Income Fund II, Inc.

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$172 million

Number of holdings

209

Fund start date

February 26, 1993

NYSE American Symbol

VMM

CUSIP number

24610V103

Delaware Investments® National Municipal Income Fund

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$67 million

Number of holdings

171

Fund start date

February 26, 1993

NYSE American Symbol

VFL

CUSIP number

24610T108

Security type / sector / state / territory allocations

As of March 31, 2021 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®
Colorado Municipal Income Fund, Inc.

Percentage
Security type / sector	of net assets
Municipal Bonds*	139.21%
Corporate Revenue Bonds	6.46%
Education Revenue Bonds	19.69%
Electric Revenue Bonds	5.81%
Healthcare Revenue Bonds	33.67%
Lease Revenue Bonds	2.20%
Local General Obligation Bonds	18.05%
Pre-Refunded/Escrowed to Maturity Bonds	14.96%
Special Tax Revenue Bonds	18.80%
State General Obligation Bonds	3.79%
Transportation Revenue Bonds	9.41%
Water & Sewer Revenue Bonds	6.37%
Total Value of Securities	139.21%
Liquidation Value of Preferred**	(40.64% )
Receivables and Other Assets Net of
Liabilities	1.43%
Total Net Assets	100.00%

*	As of the date of this report, Delaware Investments® Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the US as follows:

Percentage
State / territory	of net assets
Colorado	121.70%
Guam	1.96%
Puerto Rico	15.55%
Total Value of Securities	139.21%

**	More information regarding the Fund’s use of preferred shares as leverage is included in Note 6 in “Notes to financial statements.” The Fund utilizes preferred shares as leverage in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its a higher return or its investment objectives through the use of such leverage.

Delaware Investments®
Minnesota Municipal Income Fund II, Inc.

Percentage
Security type / sector	of net assets
Municipal Bonds*	141.79%
Corporate Revenue Bonds	2.03%
Education Revenue Bonds	23.10%
Electric Revenue Bonds	13.83%
Healthcare Revenue Bonds	38.69%
Housing Revenue Bonds	2.05%
Lease Revenue Bonds	8.75%
Local General Obligation Bonds	14.78%
Pre-Refunded/Escrowed to Maturity Bonds	16.65%
Special Tax Revenue Bonds	3.28%
State General Obligation Bonds	8.15%
Transportation Revenue Bonds	7.35%
Water & Sewer Revenue Bonds	3.13%
Total Value of Securities	141.79%
Liquidation Value of Preferred**	(43.70% )
Receivables and Other Assets Net of
Liabilities	1.91%
Total Net Assets	100.00%

*	As of the date of this report, Delaware Investments® Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the US as follows:

Percentage
State / territory	of net assets
Guam	0.66%
Minnesota	136.66%
Puerto Rico	4.47%
Total Value of Securities	141.79%

**	More information regarding the Fund’s use of preferred shares as leverage is included in Note 6 in “Notes to financial statements.” The Fund utilizes preferred shares as leverage in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its a higher return or its investment objectives through the use of such leverage.

Delaware Investments®
National Municipal Income Fund

Percentage
Security type / sector	of net assets
Municipal Bonds*	142.96%
Corporate Revenue Bond	0.58%
Corporate Revenue Bonds	13.52%
Education Revenue Bonds	19.02%
Electric Revenue Bonds	5.04%
Healthcare Revenue Bonds	32.82%
Lease Revenue Bonds	9.46%
Local General Obligation Bonds	2.84%
Pre-Refunded/Escrowed to Maturity Bonds	6.97%
Special Tax Revenue Bonds	13.95%
State General Obligation Bonds	12.62%
Transportation Revenue Bonds	24.14%
Water & Sewer Revenue Bonds	2.00%
Total Value of Securities	142.96%
Liquidation Value of Preferred**	(44.65%)
Receivables and Other Assets Net of
Liabilities	1.69%
Total Net Assets	100.00%

*	As of the date of this report, Delaware Investments® National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

Percentage
State / territory	of net assets
Alabama	0.78%
Arizona	9.24%
California	16.85%
Colorado	3.09%
District of Columbia	0.85%
Florida	7.15%
Georgia	1.92%
Guam	0.83%
Idaho	2.41%
Illinois	15.95%
Indiana	0.89%
Kansas	0.33%
Louisiana	3.25%
Maryland	1.21%
Massachusetts	0.85%
Michigan	1.71%
Missouri	2.58%
Montana	1.08%
Nebraska	0.46%
New Jersey	10.55%
New York	15.68%
North Carolina	1.11%
Ohio	2.99%
Oregon	0.83%
Pennsylvania	11.10%
Puerto Rico	14.88%
Texas	7.74%
Utah	1.11%
Virginia	0.40%
Washington	1.81%
Wisconsin	2.95%
Wyoming	0.38%
Total Value of Securities	142.96%

**	More information regarding the Fund’s use of preferred shares as leverage is included in Note 6 in “Notes to financial statements.” The Fund utilizes preferred shares as leverage in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its a higher return or its investment objectives through the use of such leverage.

Schedules of investments
Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2021

	Principal
	amount°	Value (US $)
Municipal Bonds – 139.21%
Corporate Revenue Bonds – 6.46%
Denver City & County
(United Airlines
Project)
5.00%
10/1/32 (AMT)	215,000	$228,855
Public Authority for
Colorado Energy
Natural Gas Revenue
6.50% 11/15/38	2,250,000	3,457,890
Public Authority for
Colorado Energy
Revenue
6.25% 11/15/28	865,000	1,082,824
		4,769,569
Education Revenue Bonds – 19.69%
Board of Trustees For
Colorado Mesa
University Enterprise
Revenue
Series B 5.00%
5/15/49	750,000	927,427
Colorado Educational &
Cultural Facilities
Authority Revenue
144A 5.00% 7/1/36 #	500,000	540,745
5.125% 11/1/49	765,000	817,984
144A 5.25% 7/1/46 #	500,000	538,450
(Alexander Dawson
School-Nevada
Project)
5.00% 5/15/29	760,000	895,128
(Charter School -
Atlas Preparatory
School)
144A 5.25%
4/1/45 #	700,000	723,352
(Charter School -
Community
Leadership
Academy)
7.45% 8/1/48	500,000	553,200
(Charter School - Peak
to Peak Charter)
5.00% 8/15/34	1,000,000	1,112,790
(Global Village
Academy -
Northglenn Project)
144A 5.00%
12/1/50 #	475,000	502,944
(Improvement -
Charter School -
University Lab
School Building)
5.00% 12/15/45	500,000	541,490
(Johnson & Wales
University)
Series A 5.25%
4/1/37	900,000	967,941
(Liberty Charter
School)
Series A 5.00%
1/15/44	1,000,000	1,069,900
(Littleton Charter
School Project)
4.375%
1/15/36 (AGC)	1,200,000	1,201,368
(Loveland Classical
Schools)
144A 5.00%
7/1/36 #	625,000	684,200
(Science Technology
Engineering and
Math (Stem)
School Project)
5.00% 11/1/54	700,000	744,506
(Skyview Charter
School)
144A 5.50%
7/1/49 #	750,000	802,388
(Vail Mountain School
Project)
4.00% 5/1/46	25,000	25,019
(Vega Collegiate
Academy Project)
Series A
144A 5.00% 2/1/34 #	100,000	111,924
Series A
144A 5.00% 2/1/51 #	900,000	978,408
(Windsor Charter
Academy Project)
5.00% 9/1/46	500,000	503,710
Colorado School of
Mines
Series B 5.00%
12/1/42	270,000	289,875
		14,532,749

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds – 5.81%
City of Fort Collins
Electric Utility
Enterprise Revenue
Series A 5.00%
12/1/42	500,000	$610,860
City of Loveland
Colorado Electric &
Communications
Enterprise Revenue
Series A 5.00%
12/1/44	1,060,000	1,287,730
Puerto Rico Electric
Power Authority
Revenue
Series A 5.05% 7/1/42 ‡	75,000	68,063
Series AAA 5.25% 7/1/25 ‡	40,000	36,400
Series CCC 5.25% 7/1/27 ‡	335,000	304,850
Series WW 5.00% 7/1/28 ‡	325,000	294,937
Series WW 5.25% 7/1/33 ‡	95,000	86,450
Series WW 5.50% 7/1/17 ‡	210,000	188,213
Series WW 5.50% 7/1/19 ‡	160,000	144,200
Series XX 4.75% 7/1/26 ‡	45,000	40,669
Series XX 5.25% 7/1/40 ‡	825,000	750,750
Series XX 5.75% 7/1/36 ‡	155,000	141,825
Series ZZ 4.75% 7/1/27 ‡	35,000	31,631
Series ZZ 5.00% 7/1/19 ‡	280,000	250,950
Series ZZ 5.25% 7/1/24 ‡	55,000	50,050
		4,287,578
Healthcare Revenue Bonds – 33.67%
Colorado Health
Facilities Authority
Revenue
(AdventHealth
Obligated Group)
Series A 4.00%
11/15/43	1,000,000	1,157,690
(Adventist Health
System/Sunbelt
Obligated Group)
Series A 5.00%
11/15/48	1,000,000	1,206,920
(Bethesda Project)
Series A1 5.00%
9/15/48	750,000	823,665
(Boulder Community
Health Project)
4.00% 10/1/38	250,000	287,963
4.00% 10/1/39	250,000	287,168
(Boulder Community
Health Project)
4.00% 10/1/40	280,000	320,740
(Cappella of Grand
Junction Project)
144A 5.00%
12/1/54 #	945,000	952,201
(Christian Living
Community
Project)
6.375% 1/1/41	615,000	630,473
(CommonSpirit
Health)
Series A-1 4.00% 8/1/39	550,000	624,173
Series A-2 4.00% 8/1/49	1,500,000	1,657,515
Series A-2 5.00% 8/1/39	1,500,000	1,846,455
Series A-2 5.00% 8/1/44	1,500,000	1,820,100
(Covenant Living
Communities and
Services)
Series A 4.00%
12/1/40	750,000	837,038
(Covenant Retirement
Communities Inc.)
5.00% 12/1/35	1,000,000	1,108,730
(Frasier Meadows
Retirement
Community
Project)
Series B 5.00%
5/15/48	340,000	356,575
(Healthcare Facilities -
American Baptist)
8.00% 8/1/43	500,000	532,875
(Mental Health Center
of Denver Project)
Series A 5.75%
2/1/44	1,500,000	1,605,285
(National Jewish
Health Project)
5.00% 1/1/27	500,000	512,445
(Sanford Health)
Series A 5.00%
11/1/44	1,500,000	1,864,830
(SCL Health System)
Series A 4.00% 1/1/37	575,000	676,028
Series A 4.00% 1/1/38	1,950,000	2,285,575
Series A 4.00% 1/1/39	465,000	543,418

Schedules of investments
Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health
Facilities Authority
Revenue
(Sunny Vista Living
Center)
Series A
144A 6.25%
12/1/50 #	505,000	$519,281
(Vail Valley Medical
Center Project)
5.00% 1/15/35	1,250,000	1,458,112
(Valley View Hospital
Association
Project)
Series A 4.00%
5/15/34	330,000	366,280
Denver Health &
Hospital Authority
Health Care Revenue
Series A 4.00%
12/1/40	500,000	567,530
		24,849,065
Lease Revenue Bonds – 2.20%
Denver Health &
Hospital Authority
(550 ACOMA, Inc.)
4.00% 12/1/38	500,000	568,620
State of Colorado
Department of
Transportation
Certificates of
Participation
5.00% 6/15/34	340,000	406,225
5.00% 6/15/36	545,000	648,725
		1,623,570
Local General Obligation Bonds – 18.05%
Adams & Weld Counties
School District No 27J
Brighton
4.00% 12/1/30	700,000	792,876
Arapahoe County School
District No. 6 Littleton
Series A 5.50%
12/1/38	650,000	849,232
Beacon Point
Metropolitan District
5.00%
12/1/30 (AGM)	600,000	714,000
Boulder Valley School
District No RE-
2 Boulder
Series A 4.00%
12/1/48	500,000	577,810
Denver City & County
Series B 5.00%
8/1/30	2,000,000	2,696,320
Grand River Hospital
District
5.25%
12/1/37 (AGM)	675,000	782,467
Jefferson County School
District No. R-1
5.25% 12/15/24	750,000	883,447
Sierra Ridge
Metropolitan District
No. 2
Series A 5.50%
12/1/46	500,000	520,605
Verve Metropolitan
District No 1
5.00% 12/1/51	1,000,000	1,064,340
Weld County School
District No. RE-1
5.00%
12/15/30 (AGM)	500,000	611,380
Weld County School
District No. RE-
2 Eaton
Series 2 5.00%
12/1/44	1,250,000	1,579,150
Weld County School
District No. RE-3J
5.00%
12/15/34 (BAM)	1,000,000	1,211,030
Weld County School
District No. RE-8
5.00% 12/1/31	510,000	626,479
5.00% 12/1/32	340,000	417,231
		13,326,367

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds – 14.96%
Colorado Health
Facilities Authority
Revenue
(Covenant Retirement
Communities Inc.)
Series A 5.75%
12/1/36-23 §	1,000,000	$1,146,050
(Evangelical Lutheran
Good Samaritan
Society)
5.00% 6/1/28-23 §	1,250,000	1,378,700
5.50% 6/1/33-23 §	2,000,000	2,227,400
5.625% 6/1/43-23 §	1,000,000	1,116,390
Colorado School of
Mines
Series B 5.00%
12/1/42-22 §	1,115,000	1,203,208
Denver City & County
Airport System
Revenue
Series B 5.00%
11/15/37-22 §	1,700,000	1,832,328
Eaton Area Park &
Recreation District
5.25% 12/1/34-22 §	190,000	205,650
5.50% 12/1/38-22 §	245,000	266,193
Pueblo County
Certificates of
Participation
(County Judicial
Complex Project)
5.00%
9/15/42-22 (AGM) §	1,250,000	1,337,437
Tallyn’s Reach
Metropolitan District
No. 3
(Limited Tax
Convertible)
5.125%
11/1/38-23 §	295,000	330,279
		11,043,635
Special Tax Revenue Bonds – 18.80%
Central Platte Valley
Metropolitan District
5.00% 12/1/43	375,000	396,210
Commerce City
5.00%
8/1/44 (AGM)	1,000,000	1,123,760
Fountain Urban Renewal
Authority Tax
Increment Revenue
(Academy Highlands
Project)
Series A 5.50%
11/1/44	655,000	693,134
Guam Government
Business Privilege Tax
Revenue
Series A 5.125% 1/1/42	435,000	448,576
Series A 5.25% 1/1/36	565,000	583,142
Lincoln Park
Metropolitan District
5.00%
12/1/46 (AGM)	500,000	594,690
Prairie Center
Metropolitan District
No. 3
Series A 144A 5.00%
12/15/41 #	500,000	537,215
Puerto Rico Sales Tax
Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	1,000,000	1,086,300
Series A-1 4.75% 7/1/53	2,560,000	2,786,304
Series A-1 5.00% 7/1/58	1,110,000	1,225,085
Series A-2 4.784% 7/1/58	1,100,000	1,193,060
Regional Transportation
District Sales Tax
Revenue
(FasTracks Project)
Series A 5.00% 11/1/30	330,000	400,284
Series A 5.00% 11/1/31	755,000	914,433
Solaris Metropolitan
District No. 3
(Limited Tax
Convertible)
Series A 5.00%
12/1/46	500,000	523,460
Southlands Metropolitan
District No. 1
Series A1 5.00% 12/1/37	200,000	226,428
Series A1 5.00% 12/1/47	300,000	334,218

Schedules of investments
Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Thornton Development
Authority
(East 144th Avenue &
I-25 Project)
Series B 5.00% 12/1/35	265,000	$304,106
Series B 5.00% 12/1/36	440,000	504,077
		13,874,482
State General Obligation Bonds – 3.79%
Commonwealth of
Puerto Rico
(General Obligation
Bonds)
Series A 5.00% 7/1/41 ‡	305,000	247,050
Series A 5.375% 7/1/33 ‡	305,000	266,494
Series A 5.50% 7/1/39 ‡	1,350,000	1,134,000
Series A 8.00% 7/1/35 ‡	535,000	421,312
Series B 5.75% 7/1/38 ‡	440,000	380,600
Series C 6.00% 7/1/39 ‡	400,000	348,000
		2,797,456
Transportation Revenue Bonds – 9.41%
Colorado High
Performance
Transportation
Enterprise Revenue
(C-470 Express Lanes)
5.00% 12/31/56	1,000,000	1,126,670
(Senior U.S. 36 &
I-25 Managed
Lanes)
5.75%
1/1/44 (AMT)	1,110,000	1,197,024
Denver City & County
Airport System
Revenue
Series A 5.00% 12/1/29 (AMT)	270,000	339,625
Series A 5.00% 11/15/30 (AMT)	750,000	916,327
Series A 5.00% 12/1/48 (AMT)	1,000,000	1,190,180
E-470 Public Highway
Authority
Series A 5.00%
9/1/34	310,000	402,501
Regional Transportation
District
(Denver Transit
Partners Eagle
P3 Project)
Series A 4.00%
7/15/35	1,500,000	1,774,470
		6,946,797
Water & Sewer Revenue Bonds – 6.37%
Arapahoe County Water
& Wastewater
Authority Revenue
Series A 4.00%
12/1/39	1,250,000	1,493,112
Central Weld County
Water District
4.00%
12/1/40 (AGM)	500,000	586,340
Dominion Water &
Sanitation District,
Colorado
6.00% 12/1/46	245,000	256,145
Guam Government
Waterworks Authority
Revenue
5.00% 7/1/40	360,000	415,145
Metro Wastewater
Reclamation District
Series A 5.00%
4/1/33	500,000	657,095
Morgan County Quality
Water District
4.00% 12/1/45 (AGM)	750,000	869,955
4.00% 12/1/50 (AGM)	365,000	421,670
		4,699,462
Total Municipal Bonds
(cost $95,976,205)		102,750,730
Total Value of Securities–139.21%
(cost $95,976,205)		$102,750,730

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of Rule 144A securities was $6,891,108, which represents 9.34% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
AGC – Insured by Assured Guaranty Corporation
AGM – Insured by Assured Guaranty Municipal Corporation
AMT – Subject to Alternative Minimum Tax
BAM – Insured by Build America Mutual Assurance
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2021

	Principal
	amount°	Value (US $)
Municipal Bonds – 141.79%
Corporate Revenue Bonds – 2.03%
Minneapolis Community
Planning & Economic
Development
Department
(Limited Tax
Supported
Common Bond
Fund)
Series A 6.25%
12/1/30	1,000,000	$1,009,190
St. Paul Port Authority
Solid Waste Disposal
Revenue
(Gerdau St. Paul Steel
Mill Project)
Series 7
144A 4.50%
10/1/37 (AMT) #	2,415,000	2,470,521
		3,479,711
Education Revenue Bonds – 23.10%
Bethel Charter School
Lease Revenue
(Spectrum High
School Project)
Series A 4.375%
7/1/52	1,100,000	1,167,320
Brooklyn Park Charter
School Lease Revenue
(Prairie Seeds
Academy Project)
Series A 5.00% 3/1/34	990,000	1,029,055
Series A 5.00% 3/1/39	170,000	175,338
Cologne Charter School
Lease Revenue
(Cologne Academy
Project)
Series A 5.00% 7/1/29	270,000	291,740
Series A 5.00% 7/1/45	445,000	469,435
Deephaven Charter
School
(Eagle Ridge Academy
Project)
Series A 5.25% 7/1/37	590,000	652,092
Series A 5.25% 7/1/40	500,000	550,090
Duluth Housing &
Redevelopment
Authority
(Duluth Public Schools
Academy Project)
Series A 5.00%
11/1/48	1,200,000	1,304,412
Forest Lake Minnesota
Charter School
Revenue
(Lake International
Language Academy)
Series A 5.375% 8/1/50	915,000	1,035,130
Series A 5.75% 8/1/44	705,000	745,460
Hugo Charter School
Lease Revenue
(Noble Academy
Project)
Series A 5.00% 7/1/34	255,000	269,726
Series A 5.00% 7/1/44	775,000	809,774
Minneapolis Charter
School Lease Revenue
(Hiawatha Academies
Project)
Series A 5.00% 7/1/36	750,000	797,055
Series A 5.00% 7/1/47	900,000	949,635
Minneapolis Student
Housing Revenue
(Riverton Community
Housing Project)
5.25% 8/1/39	205,000	215,754
5.50% 8/1/49	990,000	1,041,342
Minnesota Higher
Education Facilities
Authority Revenue
(Bethel University)
5.00% 5/1/47	1,250,000	1,339,912
(Carleton College)
4.00% 3/1/36	485,000	547,827
5.00% 3/1/44	905,000	1,081,828
(College of St.
Benedict)
4.00% 3/1/36	410,000	444,817
(Gustavus Adolphus
College)
5.00% 10/1/47	2,600,000	3,003,676
(Macalester College)
4.00% 3/1/42	900,000	994,923
4.00% 3/1/48	600,000	659,280

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher
Education Facilities
Authority Revenue
(St. Catherine
University)
Series A 4.00% 10/1/38	920,000	$1,018,578
Series A 5.00% 10/1/45	785,000	922,768
(St. Johns University)
Series 8-I 5.00% 10/1/31	235,000	272,541
Series 8-I 5.00% 10/1/34	35,000	40,336
(St. Olaf College)
4.00% 10/1/46	1,000,000	1,166,530
Series 8-N 4.00% 10/1/35	590,000	663,579
(Trustees Of The
Hamline University
Of Minnesota)
Series B 5.00%
10/1/47	1,055,000	1,154,244
(University of St.
Thomas)
4.00% 10/1/32	250,000	293,565
4.00% 10/1/44	645,000	728,721
5.00% 10/1/40	750,000	920,558
Series 7-U 5.00% 4/1/22	750,000	783,855
Series A 4.00% 10/1/37	500,000	566,175
Otsego Charter School
(Kaleidoscope Charter
School)
Series A 5.00% 9/1/34	230,000	239,476
Series A 5.00% 9/1/44	400,000	411,316
Rice County Educational
Facilities Revenue
(Shattuck-St. Mary’s
School)
Series A
144A 5.00%
8/1/22 #	1,250,000	1,280,875
St. Cloud Charter School
Lease Revenue
(Stride Academy
Project)
Series A 5.00%
4/1/46	375,000	262,500
St. Paul Housing &
Redevelopment
Authority Charter
School Lease Revenue
(Academia Cesar
Chavez School
Project)
Series A 5.25%
7/1/50	825,000	840,287
St. Paul Housing &
Redevelopment
Authority Charter
School Lease Revenue
(Great River School
Project)
Series A
144A 4.75% 7/1/29 #	200,000	217,396
Series A
144A 5.50% 7/1/38 #	240,000	270,547
(Nova Classical
Academy Project)
Series A 4.125% 9/1/47	750,000	779,978
Series A 6.375% 9/1/31	750,000	764,183
(Twin Cities Academy
Project)
Series A 5.30%
7/1/45	630,000	677,105
University of Minnesota
Series A 5.00% 9/1/40	1,240,000	1,506,439
Series A 5.00% 9/1/42	2,000,000	2,426,200
Series A 5.00% 4/1/44	1,500,000	1,856,955
		39,640,328
Electric Revenue Bonds – 13.83%
Central Minnesota
Municipal Power
Agency Revenue
(Brookings Southeast
Twin Cities
Transportation)
5.00% 1/1/32	1,130,000	1,168,669
(Brookings Twin Cities
Transmission
Project)
5.00% 1/1/42	1,000,000	1,032,330
Chaska Electric Revenue
Series A 5.00%
10/1/28	445,000	528,228
Minnesota Municipal
Power Agency Electric
Revenue
5.00% 10/1/25	500,000	577,655
5.00% 10/1/26	500,000	576,715
5.00% 10/1/27	320,000	368,137
5.00% 10/1/47	1,755,000	2,086,239
Northern Municipal
Power Agency
Series A 5.00% 1/1/26	100,000	107,632
Series A 5.00% 1/1/30	340,000	366,010

Schedules of investments
Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric
Power Authority
Revenue
Series A 5.05% 7/1/42 ‡	175,000	$158,812
Series AAA 5.25% 7/1/25 ‡	100,000	91,000
Series CCC 5.25% 7/1/27 ‡	800,000	728,000
Series WW 5.00% 7/1/28 ‡	770,000	698,775
Series XX 4.75% 7/1/26 ‡	105,000	94,894
Series XX 5.25% 7/1/40 ‡	300,000	273,000
Series XX 5.75% 7/1/36 ‡	375,000	343,125
Series ZZ 4.75% 7/1/27 ‡	85,000	76,819
Series ZZ 5.25% 7/1/24 ‡	140,000	127,400
Rochester Electric Utility
Revenue
Series A 5.00% 12/1/42	605,000	725,770
Series A 5.00% 12/1/47	985,000	1,171,569
Southern Minnesota
Municipal Power
Agency Supply
Revenue
Series A 5.00% 1/1/41	240,000	281,539
Series A 5.00% 1/1/47	1,650,000	1,977,509
St. Paul Housing &
Redevelopment
Authority Charter
School Lease Revenue
Series A 4.00% 10/1/33	285,000	322,042
Series B 4.00% 10/1/37	800,000	893,936
Western Minnesota
Municipal Power
Agency Supply
Revenue
Series A 5.00% 1/1/25	3,000,000	3,244,230
Series A 5.00% 1/1/26	1,000,000	1,080,870
Series A 5.00% 1/1/49	3,860,000	4,642,499
		23,743,404
Healthcare Revenue Bonds – 38.69%
Anoka Health Care
Facilities Revenue
5.375% 11/1/34	610,000	646,393
Apple Valley Senior
Housing Revenue
(PHS Senior Housing,
Inc. Orchard Path
Project)
4.50% 9/1/53	1,160,000	1,186,935
5.00% 9/1/58	1,605,000	1,673,598
Apple Valley Senior
Living Revenue
(Senior Living LLC
Project)
4th Tier
Series D 7.00% 1/1/37	720,000	572,861
Series B 5.00% 1/1/47	750,000	507,810
Series D 7.25% 1/1/52	1,090,000	822,764
Bethel Housing & Health
Care Facilities
Revenue
(Benedictine Health
System- St. Peter
Communities
Project)
Series A 5.50%
12/1/48	500,000	511,130
Center City Health Care
Facilities Revenue
(Hazelden Betty Ford
Foundation Project)
5.00% 11/1/27	500,000	561,810
City of Bethel
(The Lodge at Lakes
at Stillwater
Project)
5.25% 6/1/58	1,775,000	1,819,411
City of Center City,
Minnesota Healthcare
Facilities Revenue
Refunding
(Hazelden Betty Ford
Foundation Project)
4.00% 11/1/41	200,000	222,814
City of Crookston,
Minnesota Health
Care Facilities
Revenue
(Riverview Health
Project)
5.00% 5/1/51	1,390,000	1,422,373
Cloquet Housing
Facilities Revenue
(HADC Cloquet
Project)
Series A 5.00%
8/1/48	500,000	500,230

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Dakota County
Community
Development Agency
Senior Housing
Revenue
(Walker Highview Hills
Project)
Series A
144A 5.00% 8/1/46 #	370,000	$379,117
Series A
144A 5.00% 8/1/51 #	755,000	773,112
Deephaven Housing &
Healthcare Revenue
(St. Therese Senior
Living Project)
Series A 5.00% 4/1/38	280,000	283,430
Series A 5.00% 4/1/40	270,000	272,897
Duluth Economic
Development
Authority
(Essentia Health
Obligated Group)
Series A 5.00%
2/15/48	1,810,000	2,129,085
(St. Luke’s Hospital
Authority Obligation
Group)
5.75% 6/15/32	2,000,000	2,077,800
6.00% 6/15/39	1,000,000	1,039,050
Hayward
(American Baptist
Homes Midwest)
5.75% 2/1/44	500,000	502,800
Hayward Health Care
Facilities Revenue
(St. John’s Lutheran
Home of Albert
Lea)
5.375% 10/1/44	260,000	252,405
Housing &
Redevelopment
Authority of The City
of St Paul Minnesota
Series A 5.00%
12/1/30	300,000	362,829
Maple Grove Health
Care Facilities
Revenue
(Maple Grove
Hospital
Corporation)
4.00% 5/1/37	1,000,000	1,062,450
(North Memorial
Health Care)
5.00% 9/1/30	865,000	977,303
Maple Plain Senior
Housing & Health
Care Revenue
(Haven Homes
Project)
5.00% 7/1/54	1,500,000	1,558,485
Minneapolis Health Care
System Revenue
(Fairview Health
Services)
Series A 4.00% 11/15/48	2,855,000	3,163,083
Series A 5.00% 11/15/33	500,000	577,515
Series A 5.00% 11/15/34	500,000	576,550
Series A 5.00% 11/15/49	2,000,000	2,383,760
Minneapolis Senior
Housing & Healthcare
Revenue
(Ecumen Mill City
Quarter)
5.25% 11/1/45	850,000	856,588
5.375% 11/1/50	200,000	201,842
(Ecumen-Abiitan Mill
City Project)
5.00% 11/1/35	220,000	222,057
Minneapolis – St. Paul
Housing &
Redevelopment
Authority Health Care
Revenue
(Allina Health System)
Series A 5.00%
11/15/29	585,000	714,975
Rochester Health Care &
Housing Revenue
(The Homestead at
Rochester Project)
Series A 6.875%
12/1/48	1,220,000	1,308,084

Schedules of investments
Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Rochester Health Care
Facilities Revenue
(Mayo Clinic)
4.00% 11/15/41	4,860,000	$4,983,493
Sartell Health Care
Facilities Revenue
(Country Manor
Campus Project)
Series A 5.25% 9/1/30	1,000,000	1,015,370
Series A 5.30% 9/1/37	600,000	610,662
Shakopee Health Care
Facilities Revenue
(St. Francis Regional
Medical Center)
4.00% 9/1/31	205,000	217,054
5.00% 9/1/34	165,000	179,259
St. Cloud Health Care
Revenue
(Centracare Health
System Project)
4.00% 5/1/49	1,585,000	1,752,265
5.00% 5/1/48	3,150,000	3,812,382
Series A 4.00% 5/1/37	1,295,000	1,426,443
Series A 5.00% 5/1/46	4,800,000	5,543,184
Series B 5.00% 5/1/24	1,400,000	1,586,186
(Unrefunded –
Centracare Health
System Project)
5.125% 5/1/30	95,000	95,260
St. Paul Housing &
Redevelopment
Authority Health Care
Facilities Revenue
(Fairview Health
Services)
Series A 4.00% 11/15/43	905,000	996,658
Series A 5.00% 11/15/47	680,000	798,232
(Health Partners
Obligation Group
Project)
Series A 5.00% 7/1/29	2,000,000	2,328,420
Series A 5.00% 7/1/32	1,100,000	1,276,154
St. Paul Housing &
Redevelopment
Authority Housing &
Health Care Facilities
Revenue
Series A 5.00%
12/1/36	750,000	881,783
St. Paul Housing &
Redevelopment
Authority Housing &
Health Care Facilities
Revenue
(Senior Episcopal
Homes Project)
5.125% 5/1/48	1,200,000	1,186,944
Series A 4.75% 11/1/31	740,000	740,355
Wayzata Senior Housing
Revenue
(Folkestone Senior
Living Community)
3.75% 8/1/37	500,000	503,100
4.00% 8/1/38	250,000	254,065
4.00% 8/1/44	350,000	354,676
5.00% 8/1/54	400,000	421,240
Winona Health Care
Facilities Revenue
(Winona Health
Obligation)
4.65% 7/1/26	465,000	468,450
4.75% 7/1/27	785,000	790,927
5.00% 7/1/34	750,000	754,680
Woodbury Housing &
Redevelopment
Authority Revenue
(St. Therese of
Woodbury)
5.125% 12/1/44	1,250,000	1,298,600
		66,399,188
Housing Revenue Bonds – 2.05%
Minnesota Housing
Finance Agency
(Non Ace – State
Appropriated
Housing)
Series C 5.00%
8/1/33	1,390,000	1,589,423

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Minnesota State
Housing Finance
Agency
Series I 2.20%
1/1/51	845,000	$825,700
Homeownership
(Mortgage-Backed
Securities Program)
Series G 4.40%
7/1/32 (GNMA) (FNMA)	530,000	533,154
Northwest Multi-County
Housing &
Redevelopment
Authority
(Pooled Housing
Program)
5.50% 7/1/45	560,000	578,178
		3,526,455
Lease Revenue Bonds – 8.75%
Minnesota State General
Fund Revenue
Appropriations
Series A 5.00% 6/1/32	780,000	856,487
Series A 5.00% 6/1/38	5,500,000	6,010,620
Series A 5.00% 6/1/43	1,750,000	1,905,365
Minnesota State
Housing Finance
Agency
(Non Ace - State
Appropriated
Housing)
Series C 5.00%
8/1/36	1,000,000	1,138,850
University of Minnesota
Special Purpose
Revenue
(State Supported
Biomed
Science Research)
5.00% 8/1/35	1,040,000	1,043,505
5.00% 8/1/36	4,000,000	4,059,440
		15,014,267
Local General Obligation Bonds – 14.78%
Brainerd Independent
School District No.
181
(General Obligation
School Building
Bonds)
Series A 4.00% 2/1/38	1,500,000	1,701,975
Series A 4.00% 2/1/43	1,500,000	1,685,895
Burnsville-Eagan-Savage
Independent School
District No. 191
(Alternative Facilities)
Series A 4.00%
2/1/28	1,185,000	1,322,922
Duluth Independent
School District No.
709
Series A 4.00%
2/1/27	600,000	684,078
Duluth, Minnesota
(Improvement DECC)
Series A 5.00%
2/1/34	545,000	649,166
Edina Independent
School District No.
273
Series A 5.00%
2/1/27	1,500,000	1,758,195
Hennepin County
Series A 5.00% 12/1/36	1,190,000	1,460,309
Series A 5.00% 12/1/37	1,240,000	1,533,012
Series A 5.00% 12/1/41	1,060,000	1,288,366
Mahtomedi Independent
School District No.
832
(School Building)
Series A 5.00%
2/1/28	515,000	602,365
Minneapolis Special
School District No. 1
Series A 4.00% 2/1/36	190,000	224,439
Series A 4.00% 2/1/37	250,000	294,343
Series A 4.00% 2/1/38	260,000	305,276
Series B 4.00% 2/1/36	400,000	472,504
Series B 4.00% 2/1/37	530,000	624,006
Series B 4.00% 2/1/38	550,000	645,777

Schedules of investments
Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Mounds View
Independent School
District No. 621
(School Building)
Series A 4.00%
2/1/43	2,000,000	$2,236,100
St. Michael-Albertville
Independent School
District No. 885
(School Building)
Series A 5.00%
2/1/27	1,300,000	1,573,754
St. Paul Independent
School District No.
625
(School Building)
Series B 5.00%
2/1/26	1,000,000	1,086,190
White Bear Lake
Independent School
District No. 624
Series A 3.00%
2/1/43	2,595,000	2,776,546
Willmar
(Rice Memorial
Hospital Project)
Series A 4.00%
2/1/32	2,440,000	2,444,441
		25,369,659
Pre-Refunded/Escrowed to Maturity Bonds – 16.65%
Dakota-Washington
Counties Housing &
Redevelopment
Authority Single
Family Residential
Mortgage Revenue
(City of Bloomington)
Series B 8.375%
9/1/21 (GNMA) (AMT)	7,055,000	7,279,702
Deephaven Charter
School
(Eagle Ridge Academy
Project)
Series A 5.50%
7/1/43-23 §	500,000	557,250
Minnesota Higher
Education Facilities
Authority Revenue
(St. Catherine
University)
Series 7-Q 5.00%
10/1/32-22 §	700,000	750,470
Minnesota State
(State Trunk Highway)
Series B 5.00% 10/1/22-21 §	5,500,000	5,632,220
Series B 5.00% 10/1/29-21 §	3,315,000	3,394,692
Rochester Electric Utility
Revenue
Series B 5.00% 12/1/30-23 §	1,300,000	1,464,060
Series B 5.00% 12/1/43-23 §	1,000,000	1,126,200
St. Paul Housing &
Redevelopment
Authority Hospital
Facility
(Healtheast Care
System Project)
Series A 5.00% 11/15/29-25 §	395,000	474,521
Series A 5.00% 11/15/30-25 §	290,000	348,383
University of Minnesota
Series D 5.00%
12/1/36-21 §	2,655,000	2,739,668
Western Minnesota
Municipal Power
Agency Supply
Revenue
Series A 5.00% 1/1/33-24 §	1,000,000	1,129,560
Series A 5.00% 1/1/40-24 §	750,000	847,170
Series A 5.00% 1/1/46-24 §	2,500,000	2,823,900
		28,567,796
Special Tax Revenue Bonds – 3.28%
Guam Government
Business Privilege Tax
Revenue
Series A 5.25%
1/1/36	150,000	154,816
Minneapolis Revenue
(YMCA Greater Twin
Cities Project)
4.00% 6/1/29	165,000	177,563
Puerto Rico Sales Tax
Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	1,250,000	1,357,875

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax
Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	1,000,000	$1,088,400
Series A-1 5.00% 7/1/58	1,600,000	1,765,888
St. Paul Sales Tax
Revenue
Series G 5.00%
11/1/30	935,000	1,078,532
		5,623,074
State General Obligation Bonds – 8.15%
Commonwealth of
Puerto Rico
(Public Improvement)
Series B 5.75%
7/1/38 ‡	985,000	852,025
Minnesota State
Series A 5.00% 8/1/30	500,000	658,080
Series A 5.00% 8/1/35	1,895,000	2,456,962
Series A 5.00% 8/1/40	2,500,000	3,256,250
Series E 5.00% 10/1/26	1,480,000	1,836,147
(Various Purposes)
Series A 5.00% 8/1/38	500,000	631,195
Series F 5.00% 10/1/22	4,000,000	4,290,880
		13,981,539
Transportation Revenue Bonds – 7.35%
Minneapolis – St. Paul
Metropolitan Airports
Commission Revenue
(Subordinate)
Series A 5.00% 1/1/31	410,000	495,473
Series A 5.00% 1/1/32	1,255,000	1,511,974
Series A 5.00% 1/1/49	2,000,000	2,414,820
Series B 5.00% 1/1/26	540,000	558,851
Series B 5.00% 1/1/26 (AMT)	500,000	559,980
Series B 5.00% 1/1/27	1,190,000	1,230,900
Series B 5.00% 1/1/31	250,000	258,310
Series B 5.00% 1/1/30	500,000	516,655
Series C 5.00% 1/1/33	2,000,000	2,402,600
Series C 5.00% 1/1/36	1,000,000	1,193,070
Series C 5.00% 1/1/46	1,245,000	1,475,636
		12,618,269
Water & Sewer Revenue Bonds – 3.13%
Guam Government
Waterworks Authority
5.00% 7/1/40	840,000	968,671
Metropolitan Council
Waste Water Revenue
Series B 4.00% 9/1/27	1,145,000	1,198,403
Series C 4.00% 3/1/31	1,355,000	1,574,144
Series C 4.00% 3/1/32	1,405,000	1,627,215
		5,368,433
Total Municipal Bonds
(cost $232,025,669)		243,332,123
Total Value of Securities–141.79%
(cost $232,025,669)		$243,332,123

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of Rule 144A securities was $5,391,568, which represents 3.14% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
AMT – Subject to Alternative Minimum Tax
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LLC – Limited Liability Corporation
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Investments® National Municipal Income Fund

March 31, 2021

	Principal
	amount°	Value (US $)
Municipal Bonds – 142.96%
Corporate Revenue Bond – 0.58%
New Jersey Tobacco
Settlement Financing
Corporation
Series B 5.00%
6/1/46	335,000	$389,454
		389,454
Corporate Revenue Bonds – 13.52%
Arizona Industrial
Development
Authority Revenue
(Legacy Cares, Inc.
Project)
Series A
144A 7.75%
7/1/50 #	725,000	787,307
Buckeye Tobacco
Settlement Financing
Authority
(Senior)
Series A-2 4.00%
6/1/48	750,000	836,977
Central Plains Energy
Project Revenue,
Nebraska
(Project No. 3)
Series A 5.00%
9/1/36	225,000	305,170
Commonwealth
Financing Authority
Revenue,
Pennsylvania
(Tobacco Master
Settlement
Payment)
4.00%
6/1/39 (AGM)	1,015,000	1,151,051
Florida Development
Finance Surface
Transportation
Facilities Revenue
(Brightline Passenger
Rail Project)
Series B
144A 7.375%
1/1/49 (AMT) #	680,000	670,650
(Virgin Trains USA
Passenger Rail
Project)
Series A
144A 6.50%
1/1/49 (AMT) #, ●	475,000	458,731
M-S-R Energy Authority,
California Gas
Series B 6.50% 11/1/39	250,000	399,660
Series C 7.00% 11/1/34	1,000,000	1,556,010
New York Transportation
Development
(Delta Air Lines, Inc. -
LaGuardia Airport
Terminals C&D
Redevelopment
Project)
4.00%
1/1/36 (AMT)	750,000	824,460
Shoals, Indiana
(National Gypsum
Project)
7.25%
11/1/43 (AMT)	310,000	327,695
Suffolk County, New
York Tobacco Asset
Securitization
Series B 5.00%
6/1/32	750,000	773,108
Tobacco Settlement
Financing
Corporation,
Louisiana
Asset-Backed Note
Series A 5.25%
5/15/35	460,000	499,017

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Tobacco Settlement
Financing
Corporation, New
Jersey
Series A 5.00%
6/1/46	130,000	$152,377
TSASC Revenue, New
York
(Settlement)
Series A 5.00%
6/1/41	60,000	69,508
Valparaiso, Indiana
(Pratt Paper Project)
7.00%
1/1/44 (AMT)	240,000	268,946
		9,080,667
Education Revenue Bonds – 19.02%
Arizona Industrial
Development
Authority Revenue
(American Charter
Schools Foundation
Project)
144A 6.00%
7/1/47 #	330,000	395,056
Board of Regents of the
University of Texas
System
Series B 5.00%
8/15/49	1,000,000	1,519,200
California Educational
Facilities Authority
Revenue
(Loma Linda
University)
Series A 5.00%
4/1/47	500,000	582,530
(Stanford University)
Series V-1 5.00%
5/1/49	900,000	1,379,520
East Hempfield
Township,
Pennsylvania
Industrial
Development
Authority
(Student Services
Income - Student
Housing Project)
5.00% 7/1/35	1,000,000	1,016,860
Health & Educational
Facilities Authority of
the State of Missouri
(St. Louis College of
Pharmacy Project)
5.25% 5/1/33	500,000	528,295
Illinois Finance Authority
Revenue
(CHF - Chicago, L.L.C.
- University Of
Illinois at Chicago
Project)
Series A 5.00%
2/15/50	460,000	503,967
(Chicago International
Charter School
Project)
5.00% 12/1/47	535,000	592,175
Louisiana Public
Facilities Authority
Revenue
(Provident Group-
Flagship
Properties)
Series A 5.00%
7/1/56	500,000	564,935
Massachusetts
Development Finance
Agency
(Umass Boston
Student Housing
Project)
5.00% 10/1/48	285,000	303,249

Schedules of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
New York City, Trust for
Cultural Resources
Revenue
(Whitney Museum Of
American Art)
5.00% 7/1/31	325,000	$437,755
Philadelphia,
Pennsylvania
Authority for
Industrial
Development
(1st Philadelphia
Preparatory
College)
Series A 7.25%
6/15/43	370,000	423,125
Phoenix, Arizona
Industrial
Development
Authority Revenue
(Rowan University
Project)
5.00% 6/1/42	1,000,000	1,033,130
Pima County, Arizona
Industrial
Development
Authority
(Edkey Charter
Schools Project)
144A 5.00%
7/1/49 #	500,000	530,690
Private Colleges &
Universities Authority
Revenue, Georgia
(Mercer University)
Series A 5.00%
10/1/32	135,000	137,106
University of California
Series AI 5.00% 5/15/32	1,000,000	1,096,840
Series AZ 5.25% 5/15/58	465,000	579,027
University of Washington
Series A 4.00%
4/1/41	750,000	903,645
Wyoming Community
Development
Authority Student
Housing Revenue
(CHF-Wyoming LLC)
6.50% 7/1/43	250,000	251,960
		12,779,065
Electric Revenue Bonds – 5.04%
Long Island Power
Authority, New York
Electric System
Revenue
5.00% 9/1/47	305,000	365,612
Series A 5.00% 9/1/44	250,000	281,325
Series B 5.00% 9/1/46	130,000	152,771
Philadelphia,
Pennsylvania Gas
Works Revenue
(1998 General
Ordinance
Fifteenth Series)
5.00% 8/1/47	500,000	591,590
Puerto Rico Electric
Power Authority
Revenue
Series A 5.05% 7/1/42 ‡	70,000	63,525
Series AAA 5.25% 7/1/25 ‡	40,000	36,400
Series CCC 5.25% 7/1/27 ‡	315,000	286,650
Series WW 5.00% 7/1/28 ‡	305,000	276,788
Series XX 4.75% 7/1/26 ‡	40,000	36,150
Series XX 5.25% 7/1/40 ‡	1,180,000	1,073,800
Series XX 5.75% 7/1/36 ‡	150,000	137,250
Series ZZ 4.75% 7/1/27 ‡	35,000	31,631
Series ZZ 5.25% 7/1/24 ‡	55,000	50,050
		3,383,542
Healthcare Revenue Bonds – 32.82%
Alabama Special Care
Facilities Financing
Authority-Birmingham
Alabama
(Methodist Home for
the Aging)
6.00% 6/1/50	500,000	521,515

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Allegheny County
Hospital, Pennsylvania
Development
Authority
(Allegheny Health
Network Obligated
Group Issue)
Series A 4.00%
4/1/44	300,000	$328,896
Arizona Industrial
Development
Authority Revenue
(Great Lakes Senior
Living Communities
LLC Project)
Series A 5.00% 1/1/54	190,000	185,204
Series B 5.00% 1/1/49	70,000	59,097
Series B 5.125% 1/1/54	85,000	71,423
(Phoenix Children’s
Hospital)
Series A 4.00%
2/1/50	530,000	603,999
Brookhaven
Development
Authority Revenue,
Georgia
(Children’s Healthcare
of Atlanta)
Series A 4.00%
7/1/49	30,000	34,493
California Health
Facilities Financing
Authority Revenue
(Kaiser Permanente)
Series A-2 5.00%
11/1/47	730,000	1,082,291
California Statewide
Communities
Development
Authority
(Loma Linda
University Medical
Center)
Series A
144A 5.25%
12/1/56 #	500,000	560,215
Capital Trust Agency,
Florida
(Tuscan Gardens
Senior Living
Center)
Series A 7.00%
4/1/49	375,000	206,250
Colorado Health
Facilities Authority
Revenue
(CommonSpirit
Health)
Series A-2 4.00%
8/1/49	1,000,000	1,105,010
(Healthcare Facilities -
American Baptist)
8.00% 8/1/43	330,000	351,697
(Sanford Health)
Series A 5.00%
11/1/44	500,000	621,610
Cuyahoga County, Ohio
Hospital Revenue
(The Metrohealth
System)
5.50% 2/15/57	1,000,000	1,167,980
Escambia County Health
Facilities Authority
Revenue
(Healthcare Facilities -
Baptist)
Series A 4.00%
8/15/50	540,000	595,312
Glendale, Arizona
Industrial
Development
Authority
(Royal Oaks -
Inspirata Pointe
Project)
Series A 5.00%
5/15/56	500,000	555,410
Idaho Health Facilities
Authority Revenue
(St. Luke’s Health
System Project)
Series A 5.00%
3/1/33	1,250,000	1,525,887

Schedules of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Kalispell, Montana
(Immanuel Lutheran
Corporation
Project)
Series A 5.25%
5/15/37	700,000	$727,363
Maryland Health &
Higher Educational
Facilities Authority
(University of
Maryland Medical
System Issue)
Series D 4.00%
7/1/48	255,000	278,062
Miami-Dade County,
Florida Health
Facilities Authority
Revenue
(Nicklaus Children’s
Hospital Project)
5.00% 8/1/47	200,000	235,722
Michigan Finance
Authority Revenue
(Beaumont Health
Credit Group)
5.00% 11/1/44	1,000,000	1,150,620
Monroe County, New
York Industrial
Development
Revenue
(Rochester Regional
Health Project)
Series A 4.00%
12/1/46	440,000	496,236
Montgomery County
Higher Education and
Health Authority
(Thomas Jefferson
University)
4.00% 9/1/49	750,000	831,488
Moon, Pennsylvania
Industrial
Development
Authority
(Baptist Homes
Society Obligation)
6.125% 7/1/50	750,000	793,530
New Hope, Texas
Cultural Education
Facilities
(Cardinal Bay Inc.)
Series A1 5.00% 7/1/51	135,000	135,174
Series B 4.75% 7/1/51	160,000	106,407
New Jersey Health Care
Facilities Financing
Authority Revenue
(St. Peters University
Hospital)
6.25% 7/1/35	300,000	302,784
(Valley Health System
Obligated)
4.00% 7/1/44	475,000	539,529
New York State
Dormitory Authority
Series A 4.00%
7/1/53	355,000	402,698
(Orange Regional
Medical Center)
144A 5.00%
12/1/35 #	500,000	573,215
Orange County, Florida
Health Facilities
Authority Revenue
(Mayflower
Retirement Center)
5.00% 6/1/32	400,000	401,332
5.00% 6/1/36	250,000	250,765
5.125% 6/1/42	750,000	752,152
Oregon State Facilities
Authority Revenue
(Peacehealth Project)
Series A 5.00%
11/15/29	500,000	556,730
Palm Beach County
Health Facilities
Authority, Florida
(Sinai Residences
Boca Raton
Project)
Series A 7.50%
6/1/49	105,000	112,865
Palomar Health,
California
5.00% 11/1/39	130,000	146,202

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Tarrant County, Texas
Cultural Education
Facilities Finance
(Buckner Senior Living
- Ventana Project)
6.75% 11/15/47	250,000	$276,095
University of North
Carolina Board of
Governors
5.00% 2/1/49	500,000	746,740
Washington Health Care
Facilities Authority
Revenue
(CommonSpirit
Health)
Series A-2 5.00%
8/1/38	250,000	308,523
Westminster, Maryland
(Lutheran Village
Millers Grant)
Series A 6.00%
7/1/34	500,000	541,275
Wisconsin Health &
Educational Facilities
Authority
(Covenant
Communities, Inc.
Project)
Series B 5.00%
7/1/53	1,000,000	1,026,320
Yavapai County, Arizona
Industrial
Development
Authority Revenue
(Yavapai Regional
Medical Center)
Series A 5.00%
8/1/28	720,000	783,396
		22,051,512
Lease Revenue Bonds – 9.46%
California State Public
Works Board Lease
Revenue
(Various Capital
Projects)
Series A 5.00%
4/1/37	1,000,000	1,045,990
Idaho State Building
Authority Revenue
(Health & Welfare
Project)
Series A 5.00%
9/1/24	90,000	96,899
Metropolitan Pier &
Exposition Authority
Illinois Revenue
(McCormick Place
Expansion)
4.00% 6/15/50	1,375,000	1,528,409
5.00% 6/15/50	290,000	345,584
New Jersey Economic
Development
Authority
Series WW 5.25%
6/15/30	1,000,000	1,152,180
(Transit Transportation
Project)
Series A 4.00%
11/1/44	500,000	553,955
New Jersey
Transportation Trust
Fund Authority
Series AA 4.00%
6/15/45	1,000,000	1,118,730
Public Finance Authority,
Wisconsin Airport
Facilities Revenue
(AFCO Investors II
Portfolio)
144A 5.75%
10/1/31 (AMT) #	500,000	514,180
		6,355,927
Local General Obligation Bonds – 2.84%
Chicago Board of
Education, Illinois
5.00% 4/1/42	205,000	234,104
5.00% 4/1/46	210,000	238,157
Chicago, Illinois
Series A 5.50% 1/1/34	225,000	252,499
Series C 5.00% 1/1/38	500,000	559,495
New York City, New York
Series C 5.00%
8/1/43	500,000	623,715
		1,907,970

Schedules of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds – 6.97%
JEA Electric System
Revenue, Florida
Series A 5.00%
10/1/33-23 §	1,000,000	$1,118,570
Metropolitan
Transportation
Authority Revenue,
New York
(Unrefunded)
Series A 5.00%
11/15/41-21 §	310,000	319,334
Monroe County, New
York Industrial
Development
Revenue
(Nazareth College
Rochester Project)
5.50%
10/1/41-21 §	495,000	507,885
Monroe County,
Pennsylvania Hospital
Authority Revenue
(Pocono Medical
Center)
Series A 5.00%
1/1/41-22 §	500,000	517,405
New Hope, Texas
Cultural Education
Facilities
(Chief-Collegiate
Housing-Tarleton
St.)
Series A 5.00%
4/1/34-24 §	1,000,000	1,127,910
New York State
Dormitory Authority
Series A 5.00%
3/15/33-23 §	1,000,000	1,094,540
		4,685,644
Special Tax Revenue Bonds – 13.95%
Allentown, Pennsylvania
Neighborhood
Improvement Zone
Development
Authority Revenue
(City Center Project)
144A 5.375%
5/1/42 #	175,000	203,726
Guam Government
Business Privilege Tax
Revenue
Series B-1 5.00%
1/1/42	540,000	556,362
Kansas City, Missouri
Redevelopment
Authority Revenue
(Convention Centre
Hotel Project - TIF
Financing)
Series B
144A 5.00%
2/1/40 #	135,000	144,146
Massachusetts Bay
Transportation
Authority Senior
Series A 5.25%
7/1/29	200,000	266,500
New Jersey Economic
Development
Authority Revenue
(Cigarette Tax)
5.00% 6/15/28	200,000	207,682
5.00% 6/15/29	800,000	829,464
Northampton County,
Pennsylvania
Industrial
Development
Authority Revenue
(Route 33 Project)
7.00% 7/1/32	205,000	220,812

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Public Finance Authority,
Wisconsin Airport
Facilities Revenue
(American Dream @
Meadowlands
Project)
144A 7.00%
12/1/50 #	380,000	$439,520
Puerto Rico Sales Tax
Financing Revenue
(Restructured)
Series A-1 4.579% 7/1/46 ^	5,000,000	1,532,100
Series A-1 4.75% 7/1/53	3,235,000	3,520,974
Series A-2 4.329% 7/1/40	595,000	637,971
Sales Tax Securitization,
Illinois
Series A 5.00%
1/1/40	500,000	590,360
Wyandotte County,
Kansas City, Kansas
Unified Government
Special Obligation
Revenue
(Sales Tax - Vacation
Village Project A)
Series A 5.75%
9/1/32	220,000	220,849
		9,370,466
State General Obligation Bonds – 12.62%
California State
(Various Purposes)
5.00% 10/1/41	440,000	450,208
5.00% 11/1/47	1,000,000	1,219,480
Commonwealth of
Puerto Rico
Series A 5.125% 7/1/37 ‡	225,000	184,781
Series A 5.25% 7/1/34 ‡	715,000	630,094
Series A 8.00% 7/1/35 ‡	1,900,000	1,496,250
Illinois State
5.00% 1/1/28	285,000	326,219
5.00% 5/1/36	90,000	97,138
5.00% 11/1/36	1,170,000	1,320,591
5.00% 2/1/39	160,000	171,235
5.50% 5/1/39	500,000	615,590
Series A 5.00% 4/1/38	170,000	178,940
Series A 5.125% 12/1/29	310,000	371,585
Illinois State
(Rebuild Illinois
Program)
Series B 4.00%
11/1/39	1,300,000	1,417,611
		8,479,722
Transportation Revenue Bonds – 24.14%
Alameda Corridor,
California
Transportation
Authority
(2nd Sub Lien)
Series B 5.00%
10/1/37	430,000	503,384
Atlanta, Georgia
Department of
Aviation
Series B 5.00%
1/1/29	1,000,000	1,121,120
California Municipal
Finance Authority
Mobile Home Park
Revenue
(LINXS APM Project)
Series A 5.00%
12/31/47 (AMT)	615,000	723,099
Chicago, Illinois O’Hare
International Airport
Revenue
(General-Senior Lien)
Series A 5.00% 1/1/48 (AMT)	250,000	295,373
Series D 5.25% 1/1/34	1,000,000	1,075,020
Harris County, Texas Toll
Road Authority
Revenue
(Senior Lien)
Series A 4.00%
8/15/48	500,000	569,190
Metropolitan
Transportation
Authority Revenue,
New York
(Green Bond)
Series C-1 5.25%
11/15/55	750,000	913,688

Schedules of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Metropolitan
Washington D.C.
Airports Authority
Dulles Toll Road
Revenue
(Dulles Metrorail and
Capital
Improvement
Projects)
Series B 4.00%
10/1/49	510,000	$572,276
New Jersey Turnpike
Authority
Series A 4.00% 1/1/48	1,000,000	1,127,850
Series B 5.00% 1/1/40	250,000	301,277
New Orleans, Louisiana
Aviation Board
Series B 5.00%
1/1/45 (AMT)	1,000,000	1,125,220
New York Liberty
Development
Revenue
(1 World Trade Center
Port Authority
Construction)
5.00% 12/15/41	500,000	514,695
New York Transportation
Development
(La Guardia Airport)
Series A 5.25%
1/1/50 (AMT)	700,000	788,949
(Terminal 4 John F.
Kennedy International
Airport Project))
Series C 4.00% 12/1/39	70,000	78,280
Series C 4.00% 12/1/41	65,000	72,654
Series C 5.00% 12/1/29	20,000	25,124
Pennsylvania Turnpike
Commission
Subordinate
Series A-1 5.00% 12/1/43	500,000	568,925
Series A-1 5.00% 12/1/47	210,000	251,771
Phoenix City, Arizona
Civic Improvement
Airport Revenue
Series B 5.00%
7/1/49 (AMT)	1,000,000	1,194,290
Salt Lake City, Utah
Airport Revenue
Series B 5.00%
7/1/42	625,000	747,681
South Jersey Port
Corporation
(Subordinated Marine
Terminal Revenue)
Series B 5.00%
1/1/48 (AMT)	195,000	222,115
South Jersey Port, New
Jersey
(Subordinated Marine
Terminal Revenue)
Series A 5.00% 1/1/49	85,000	98,801
Series B 5.00% 1/1/42 (AMT)	85,000	97,555
St. Louis, Missouri
Airport Revenue
(Lambert St. Louis
International)
5.00%
7/1/32 (AMT)	1,000,000	1,051,810
Texas Private Activity
Bond Surface
Transportation
Corporate Senior Lien
Revenue
(Blueridge
Transportation Group)
5.00% 12/31/40 (AMT)	110,000	124,286
5.00% 12/31/45 (AMT)	110,000	123,430
5.00% 12/31/50 (AMT)	160,000	179,006
(NTE Mobility Partners
Segments 3 LLC
Segment 3C
Project)
5.00%
6/30/58 (AMT)	500,000	597,625
(NTE Mobility
Partners)
6.75% 6/30/43 (AMT)	225,000	255,267
7.00% 12/31/38 (AMT)	165,000	188,385
Triborough Bridge &
Tunnel Authority
Revenue, New York
(MTA Bridges And
Tunnels)
Series A 5.00%
11/15/49	350,000	436,426

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Virginia Small Business
Financing Authority
(Transform
66 P3 Project)
5.00%
12/31/56 (AMT)	235,000	$272,099
		16,216,671
Water & Sewer Revenue Bonds – 2.00%
New York City, New York
Water & Sewer
System Revenue
Series GG-1 4.00%
6/15/50	500,000	579,915
(Unrefunded Balance)
5.00% 6/15/47	185,000	202,120
Philadelphia,
Pennsylvania Water &
Wastewater Revenue
Series A 5.00%
7/1/45	500,000	562,260
		1,344,295
Total Municipal Bonds
(cost $89,862,939)		96,044,935
Total Value of Securities–142.96%
(cost $89,862,939)		$96,044,935

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of Rule 144A securities was $5,277,436, which represents 7.86% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡	Non-income producing security. Security is currently in default.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMT – Subject to Alternative Minimum Tax
CHF – Collegiate Housing Foundation
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LLC – Limited Liability Corporation
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2021

	Delaware	Delaware	Delaware
	Investments®	Investments	Investments
	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Income	Income	Income
	Fund, Inc.	Fund II, Inc.	Fund Inc.
Assets:
Investments, at value*	$102,750,730	$243,332,123	$96,044,935
Cash	–	143,906	–
Interest receivable	1,212,810	3,058,276	1,184,515
Offering cost for preferred shareholders	191,891	221,835	207,921
Prepaid rating agency fee	14,580	14,580	14,580
Total Assets	104,170,011	246,770,720	97,451,951
Liabilities:
Due to custodian	279,356	–	183,692
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Other accrued expenses	40,882	59,812	46,458
Investment management fees payable to affiliates	35,218	83,753	32,974
Audit and tax fees payable	3,500	3,500	3,500
Legal fees payable to affiliates	1,825	2,811	1,757
Accounting and administration expenses payable to affiliates	634	1,039	615
Directors’/Trustees’ fees and expenses payable to affiliates	405	943	368
Reports and statements to shareholders expenses payable to affiliates	106	247	97
Total Liabilities	30,361,926	75,152,105	30,269,461
Total Net Assets Applicable to Common Shareholders	$73,808,085	$171,618,615	$67,182,490

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)●, ф	$66,918,121	$157,931,075	$60,209,588
Total distributable earnings (loss)	6,889,964	13,687,540	6,972,902
Total Net Assets Applicable to Common Shareholders	$73,808,085	$171,618,615	$67,182,490
Net Asset Value per Common Share	$15.26	$14.92	$14.84

____________________
*Investments, at cost	$95,976,205	$232,025,669	$89,862,939
●Common shares outstanding	4,837,100	11,504,975	4,528,443
фCommon shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2021

	Delaware	Delaware	Delaware
	Investments®	Investments	Investments
	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Income	Income	Income
	Fund, Inc.	Fund II, Inc.	Fund Inc.
Investment Income:
Interest	$3,693,910	$8,349,029	$3,706,018

Expenses:
Management fees	409,946	977,240	380,546
Interest expense	412,715	842,732	414,416
Accounting and administration expenses	55,777	78,709	54,420
Dividend disbursing and transfer agent fees and expenses	52,919	87,854	54,037
Audit and tax fees	45,440	41,940	45,440
Legal fees	36,840	75,965	33,541
Rating agency fees	29,769	30,375	32,368
Reports and statements to shareholders expenses	22,662	39,428	23,286
Offering costs	5,800	5,305	5,927
Stock exchange fees	4,704	10,966	4,330
Directors’/Trustees’ fees and expenses	4,151	9,719	3,725
Custodian fees	2,144	4,571	2,295
Registration fees	468	378	288
Other	21,090	36,529	26,664
Total operating expenses	1,104,425	2,241,711	1,081,283
Net Investment Income	2,589,485	6,107,318	2,624,735
Net Realized and Unrealized Gain:
Net realized gain on investments	175,454	61,392	189,105
Net change in unrealized appreciation (depreciation) of investments	4,414,827	5,462,917	4,860,673
Net Realized and Unrealized Gain	4,590,281	5,524,309	5,049,778
Net Increase in Net Assets Resulting from Operations	$7,179,766	$11,631,627	$7,674,513

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

	Delaware		Delaware		Delaware
	Investments®		Investments		Investments
	Colorado		Minnesota		National
	Municipal		Municipal		Municipal
	Income		Income		Income
	Fund, Inc.		Fund II, Inc.		Fund
	Year ended		Year ended		Year ended
	3/31/21	3/31/20	3/31/21	3/31/20	3/31/21	3/31/20
Increase (Decrease) in Net Assets from
Operations:
Net investment income	$2,589,485	$2,605,765	$6,107,318	$5,318,624	$2,624,735	$2,465,717
Net realized gain	175,454	945,232	61,392	376,557	189,105	948,488
Net change in unrealized appreciation
(depreciation)	4,414,827	(2,879,898)	5,462,917	(2,105,990)	4,860,673	(3,576,788)
Net increase (decrease) in net assets
resulting from operations	7,179,766	671,099	11,631,627	3,589,191	7,674,513	(162,583)

Dividends and Distributions to Common
Shareholders from:
Distributable earnings	(2,655,568)	(3,438,465)	(4,601,990)	(5,540,135)	(2,576,684)	(3,151,586)
Total Distributions to Shareholders	(2,655,568)	(3,438,465)	(4,601,990)	(5,540,135)	(2,576,684)	(3,151,586)
Capital Share Transactions:
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders	4,524,198	(2,767,366)	7,029,637	(1,950,944)	5,097,829	(3,314,169)

Net Assets Applicable to Common
Shareholders:
Beginning of year	69,283,887	72,051,253	164,588,978	166,539,922	62,084,661	65,398,830
End of year	$73,808,085	$69,283,887	$171,618,615	$164,588,978	$67,182,490	$62,084,661

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2021

	Delaware	Delaware	Delaware
	Investments®	Investments	Investments
	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
	Income	Income	Income
	Fund, Inc.	Fund II, Inc.	Fund
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$7,179,766	$11,631,627	$7,674,513
Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	623,386	2,363,315	434,729
Proceeds from disposition of investment securities	18,548,183	5,504,942	17,839,220
Purchase of investment securities	(20,084,512)	(10,270,111)	(20,885,754)
(Purchase) proceeds from disposition of short-term investment securities, net	(477,675)	200,000	1,400,000
Net realized gain on investments	(175,454)	(61,392)	(189,105)
Net change in unrealized (appreciation) depreciation of investments	(4,414,827)	(5,462,917)	(4,860,673)
(Increase) decrease in interest receivable	78,123	9,549	(27,035)
Increase (decrease) in payable for securities purchased	(100,180)	—	(1,250,918)
(Increase) decrease in offering cost for preferred shareholders	1,977	(27,967)	(14,053)
(Increase) decrease in prepaid rating agency fee	(270)	(270)	(270)
Increase (decrease) in Directors’/Trustees’ fees and expenses payable to affiliates	(104)	(241)	(103)
Increase (decrease) in accounting and administration expenses payable to affiliates	(4)	(19)	(3)
Increase (decrease) in investment management fees payable to affiliates	1,224	2,008	1,226
Increase (decrease) in reports and statements to shareholders expenses payable to
affiliates	15	31	15
Increase (decrease) in legal fees payable to affiliates	471	(336)	503
Increase (decrease) in other accrued expenses	(3,106)	28,451	17,787
Total adjustments	(6,002,753)	(7,714,957)	(7,534,434)
Net cash provided by operating activities	1,177,013	3,916,670	140,079

Cash provided by (used for) financing activities:
Cash dividends and distributions paid to common shareholders and preferred shareholders	(2,655,568)	(4,601,990)	(2,576,684)
Increase (decrease) in bank overdraft	279,356	—	183,692
Net cash provided by (used for) financing activities	(2,376,212)	(4,601,990)	(2,392,992)
Net increase (decrease) in cash	(1,199,199)	(685,320)	(2,252,913)
Cash at beginning of year	1,199,199	829,226	2,252,913
Cash at end of year	$—	$143,906	$—

Cash paid for interest expense for leverage	$412,715	$842,732	$414,416

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	03/31/21	03/31/20	03/31/19	03/31/18	03/31/17
Net asset value, beginning of period	$14.32	$14.90	$14.90	$14.93	$15.66
Income (loss) from investment operations:
Net investment income[1]	0.54	0.54	0.58	0.63	0.67
Net realized and unrealized gain (loss)	0.95	(0.40)	0.04	0.03	(0.68)
Total from investment operations	1.49	0.14	0.62	0.66	(0.01)
Less dividends and distributions to common
shareholders from:
Net investment income	(0.49)	(0.57)	(0.62)	(0.69)	(0.72)
Net realized gain	(0.06)	(0.15)	—	—	—
Total dividends and distributions	(0.55)	(0.72)	(0.62)	(0.69)	(0.72)
Net asset value, end of period	$15.26	$14.32	$14.90	$14.90	$14.93
Market value, end of period	$14.14	$13.27	$14.17	$14.39	$14.70
Total return based on:[2]
Net asset value	10.83%	0.58%	4.50%	4.44%	(0.07% )
Market value	10.82%	(1.99% )	2.90%	2.44%	2.24%
Ratios and supplemental data:
Net assets applicable to common shares, end of period
(000 omitted)	$73,808	$69,284	$72,051	$72,050	$72,240
Ratio of expenses to average net assets applicable to common
shareholders[3]	1.52%	2.10%	2.14%	1.82%	1.60%
Ratio of net investment income to average net assets applicable
to common shareholders[4]	3.57%	3.56%	3.98%	4.14%	4.32%
Portfolio turnover	19%	31%	7%	11%	12%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	30,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	346,027	330,946	340,171	340,167	340,799
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.07, $0.16, $0.17, $0.14, and $0.11 per share for the years ended March 31, 2021, 2020, 2019, 2018, and 2017, respectively and from realized capital gains of $0.01 per share for the year ended March 31, 2021.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 0.95%, 1.06%, 1.00%, 0.93%, and 0.90%, respectively.
[4]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 4.14%, 4.60%, 5.12%, 5.03%, and 5.03%, respectively.
[5]	In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2016 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	03/31/21	03/31/20	03/31/19	03/31/18	03/31/17
Net asset value, beginning of period	$14.31	$14.48	$14.27	$14.41	$15.05
Income (loss) from investment operations:
Net investment income[1]	0.53	0.46	0.48	0.51	0.55
Net realized and unrealized gain (loss)	0.48	(0.15)	0.18	(0.12)	(0.59)
Total from investment operations	1.01	0.31	0.66	0.39	(0.04)
Less dividends and distributions to common
shareholders from:
Net investment income	(0.40)	(0.45)	(0.45)	(0.53)	(0.60)
Net realized gain	—	(0.03)	—	—	—
Total dividends and distributions	(0.40)	(0.48)	(0.45)	(0.53)	(0.60)
Net asset value, end of period	$14.92	$14.31	$14.48	$14.27	$14.41
Market value, end of period	$13.19	$12.37	$12.63	$12.63	$14.56
Total return based on:[2]
Net asset value	7.54%	2.45%	5.26%	2.82%	(0.27% )
Market value	9.99%	1.53%	3.73%	(9.94% )	3.16%
Ratios and supplemental data:
Net assets applicable to common shares, end of period
(000 omitted)	$171,619	$164,589	$166,540	$164,193	$165,754
Ratio of expenses to average net assets applicable to common
shareholders[3]	1.32%	1.97%	2.10%	1.78%	1.59%
Ratio of net investment income to average net assets applicable
to common shareholders[4]	3.61%	3.12%	3.40%	3.48%	3.69%
Portfolio turnover	2%	14%	13%	22%	9%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	75,000	75,000	75,000	75,000	75,000
Net asset coverage per share of preferred shares, end of period[5]	328,825	319,452	322,053	318,924	321,006
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.07, $0.16, $0.18, $0.14, and $0.12 per share for the years ended March 31, 2021, 2020, 2019, 2018, and 2017, respectively.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 0.83%, 0.89%, 0.85%, 0.81%, and 0.82%, respectively.
[4]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 4.10%, 4.20%, 4.65%, 4.45%, and 4.46%, respectively.
[5]	In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2016 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	03/31/21	03/31/20	03/31/19	03/31/18	03/31/17
Net asset value, beginning of period	$13.71	$14.44	$14.34	$14.31	$15.02
Income (loss) from investment operations:
Net investment income[1]	0.58	0.54	0.59	0.64	0.66
Net realized and unrealized gain (loss)	1.12	(0.57)	0.11	(0.01)	(0.69)
Total from investment operations	1.70	(0.03)	0.70	0.63	(0.03)
Less dividends and distributions to common
shareholders from:
Net investment income	(0.51)	(0.55)	(0.60)	(0.60)	(0.68)
Net realized gain	(0.06)	(0.15)	—	—	—
Total dividends and distributions	(0.57)	(0.70)	(0.60)	(0.60)	(0.68)
Net asset value, end of period	$14.84	$13.71	$14.44	$14.34	$14.31
Market value, end of period	$13.12	$12.24	$12.69	$12.62	$12.94
Total return based on:[2]
Net asset value	13.20%	(0.24% )	5.71%	4.84%	0.01%
Market value	12.11%	1.35%	5.56%	2.04%	(1.50% )
Ratios and supplemental data:
Net assets applicable to common shares, end of period
(000 omitted)	$67,182	$62,085	$65,399	$64,924	$64,792
Ratio of expenses to average net assets applicable to common
shareholders[3]	1.66%	2.27%	2.31%	1.97%	1.73%
Ratio of net investment income to average net assets applicable
to common shareholders[4]	4.03%	3.69%	4.19%	4.36%	4.45%
Portfolio turnover	19%	33%	16%	50%	13%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	30,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	323,942	306,949	317,996	316,412	315,898
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.08, $0.17, $0.18, $0.14, and $0.12 per share for the years ended March 31, 2021, 2020, 2019, 2018, and 2017, respectively and from realized capital gains of 0.01 per share for the year ended March 31, 2021.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 1.02%, 1.11%, 1.05%, 0.98%, and 0.94%, respectively.
[4]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 4.67%, 4.84%, 5.45%, 5.35%, and 5.24%, respectively.
[5]	In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2021

Delaware Investments® Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended (1940 Act). The Funds’ shares trade on the NYSE American, the successor to the American Stock Exchange, formerly known as NYSE Market.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2021 and for all open tax years (years ended March 31, 2018–March 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2021, the Funds did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for each Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2021.

Notes to financial statements
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2021, the Funds were charged for these services as follows:

Fund	Fees
Delaware Investments Colorado Municipal Income Fund, Inc.	$7,479
Delaware Investments Minnesota Municipal Income Fund II, Inc.	12,306
Delaware Investments National Municipal Income Fund	7,229

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2021, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Investments Colorado Municipal Income Fund, Inc.	$20,684
Delaware Investments Minnesota Municipal Income Fund II, Inc.	39,383
Delaware Investments National Municipal Income Fund	19,262

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2021, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review a report related to the Funds’ compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended March 31, 2021, the Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Investments Colorado Municipal Income Fund, Inc.	$3,111,784	$2,720,660	$(69,092)
Delaware Investments Minnesota Municipal Income Fund II, Inc.	2,642,261	4,835,652	61,388
Delaware Investments National Municipal Income Fund	8,143,291	6,557,243	(77,292)

3. Investments

For the year ended March 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases	Sales
Delaware Investments Colorado Municipal Income Fund, Inc.	$20,084,512	$18,548,183
Delaware Investments Minnesota Municipal Income Fund II, Inc.	10,270,111	5,504,942
Delaware Investments National Municipal Income Fund	20,885,754	17,839,220

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate
		unrealized	unrealized	Net unrealized
	Cost of	appreciation	depreciation	appreciation
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware Investments Colorado Municipal Income Fund, Inc.	$96,174,303	$6,931,360	$(354,933)	$6,576,427
Delaware Investments Minnesota Municipal Income Fund II, Inc.	231,994,235	12,245,868	(907,980)	11,337,888
Delaware Investments National Municipal Income Fund	89,851,523	6,582,818	(389,406)	6,193,412

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2021:

Delaware
Investments
Colorado
Municipal
Income Fund,
Inc.
Level 2
Securities
Assets:
Municipal Bonds	$102,750,730

Delaware
Investments
Minnesota
Municipal
Income Fund II,
Inc.
Level 2
Securities
Assets:
Municipal Bonds	$243,332,123

Delaware
Investments
National
Municipal
Income Fund
Level 2
Securities
Assets:
Municipal Bonds	$96,044,935

During the year ended March 31, 2021, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. During the year ended March 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2021 and 2020 were as follows:

			Long-term
	Tax-exempt	Ordinary	capital
	income	income	gains	Total*
Year ended March 31, 2021:
Delaware Investments Colorado Municipal Income Fund, Inc.	$2,782,894	$—	$285,389	$3,068,283
Delaware Investments Minnesota Municipal Income Fund II, Inc.	5,444,697	25	—	5,444,722
Delaware Investments National Municipal Income Fund	2,723,922	—	267,178	2,991,100

Year ended March 31, 2020:
Delaware Investments Colorado Municipal Income Fund, Inc.	3,511,439	—	690,324	4,201,763
Delaware Investments Minnesota Municipal Income Fund II, Inc.	7,042,947	1,639	340,995	7,385,581
Delaware Investments National Municipal Income Fund	3,273,266	216,206	434,769	3,924,241

*	Distributions to preferred shareholders in this table are part of interest expense and therefore not shown as distributions on the statements of changes in net assets.

5. Components of Net Assets on a Tax Basis

As of March 31, 2021, the components of net assets on a tax basis were as follows:

	Delaware	Delaware
	Investments	Investments	Delaware
	Colorado	Minnesota	Investments
	Municipal	Municipal	National
	Income Fund,	Income Fund II,	Municipal
	Inc.	Inc.	Income Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,209,588
Undistributed tax-exempt income	210,174	2,288,260	551,786
Undistributed long-term capital gains	103,363	61,392	227,704
Unrealized appreciation of investments	6,576,427	11,337,888	6,193,412
Net assets	$73,808,085	$171,618,615	$67,182,490

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2021, the Funds had no reclassifications.

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market. During the years ended March 31, 2021 and 2020, the Funds did not issue any shares under their dividend reinvestment plan.

On April 25, 2019, Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund (each, a “Fund” and collectively, the “Funds”) priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, of approximately $135 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP). Colorado Municipal Fund, Minnesota Municipal Fund II,

Notes to financial statements
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

6. Capital Stock (continued)

and National Municipal Fund issued $30,000,000, $75,000,000 and $30,000,000, respectively, of MMP Shares with a $100,000 liquidation value per share. Each Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The MMP shares were the same amount and value as the respective Fund’s VMTP shares.

The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these three offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of each Fund and are senior, with priority in all respects, to each Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. A Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).

The weighted average dividend rates for the year ended March 31, 2021 were as follows:

Colorado Municipal Income Fund, Inc.	1.38%
Minnesota Municipal Income Fund II, Inc.	1.12%
National Municipal Income Fund	1.38%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the MMP shares are included as a component of interest expense in the statements of operations. The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for MMP shares are recorded as a deferred charge and amortized over the 30-year life of the MMP shares. These are presented as “Offering cost for preferred shareholders” on the “Statements of assets and liabilities” and “Offering costs” on the “Statements of operations.”

7. Geographic, Credit, and Market Risks

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Funds concentrate their investments in securities issued by municipalities. Because each of Colorado Municipal Fund and Minnesota Municipal Fund II invests substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of Colorado Municipal Fund and Minnesota Municipal Fund II. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the US government may result in a downgrade of securities issued by the states or US territories. National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2021, National Municipal Fund has invested 16.85%, 15.95%, 15.68%, 14.88%, 11.10%, and 10.55% (each as a percentage of net assets) in securities issued by the State of California, the State of Illinois, the State of New York, the State of Puerto Rico, the Commonwealth of Pennsylvania, and the State of New Jersey, respectively. These investments could make National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of US territories, commonwealths, and possessions such as Puerto Rico, the US Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these US territories, commonwealths, and possessions.

In particular, there recently has been speculation that due to a weak economic outlook, high government debt levels, and credit rating downgrades by S&P and Moody’s, Puerto Rican debt obligations may be subject to a greater risk of default. In striving to manage geographic concentration risk for a Fund, DMC carefully monitors the economies of each state, region, and US territory and possession in which the Fund invests or may invest. In general, DMC believes these economies are broad enough to satisfy a Fund’s investment needs. However, there is no way to eliminate this risk when investing with a concentration in certain geographic areas.

From time to time, a fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with US investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2021, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware	Delaware
	Investments	Investments	Delaware
	Colorado	Minnesota	Investments
	Municipal	Municipal	National
	Income Fund,	Income Fund II,	Municipal
	Inc.	Inc.	Income Fund
Assured Guaranty Corporation	1.63%	—	—
Assured Guaranty Municipal Corporation	9.54%	—	1.71%
Build America Mutual Assurance	1.64%	—	—
Total	12.81%	—	1.71%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Notes to financial statements
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risks (continued)

The Funds may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Funds invest in securities with longer duration, they may be more sensitive to fluctuation of interest rates.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.”

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021.

ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

10. Subsequent Events

On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by DMC and distributed by DDLP.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2021, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees/Directors and Shareholders of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and cash flows for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2021, each Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)	(C)
	Capital Gains	Ordinary Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Investments® Colorado Municipal Income Fund, Inc.	9.30%	—	90.70%	100.00%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	0.00%	—	100.00%	100.00%
Delaware Investments National Municipal Income Fund	8.93%	—	91.07%	100.00%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Fund management

Gregory A. Gizzi
Managing Director, Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is head of municipal bonds for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI’s taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel
Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Fund management (continued)

Jake van Roden
Senior Vice President, Senior Portfolio Manager

Jake van Roden is a member of the municipal bond department within Macquarie Investment Management Fixed Income (MFI). He is a portfolio manager for MFI’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI’s closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Delaware Investments® Colorado Municipal Income Fund, Inc.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its assets in tax-exempt “Colorado Municipal Obligations.” Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Colorado Municipal Obligations,” are Municipal Obligations issued by or on behalf of the State of Colorado, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Colorado state income tax. The Fund may invest up to 20% of the Fund’s total assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”).

The Fund may invest without limitation in Colorado Municipal Obligations rated investment grade (i.e., those rated BBB and above or unrated but judged to be of comparable quality by the Fund’s investment adviser). The Fund may also invest up to 20% of its net assets in Colorado Municipal Obligations with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. In normal circumstances, the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations.

The Fund intends to emphasize investments in Colorado Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20 to 30 years. The average portfolio maturity, however, may be shortened from time to time depending upon market conditions. As a result, the Fund’s portfolio at any given time may include both long- and intermediate-term Colorado Municipal Obligations.

The Fund may invest without limit in state or municipal leases and participation interests therein. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.

The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Colorado and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its assets in Colorado municipal obligations.

The Fund may invest up to 5% of its total assets in Colorado Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called “inverse floaters”).

Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk by engaging in various hedging transactions. In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, “Hedging Transactions”). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to manage the effective dollar-weighted average duration of the Fund’s portfolio or for other risk management purposes.

The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge the value of its portfolio securities that might result from a change in interest rates. The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 3% to approximately 15% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors based on securities that it does not own. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “A” by at least one nationally recognized rating organization at the time of entering into such transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s assets. The Fund may sell (i.e., write) caps and floors without limitation, as long as it designates on the Fund’s books liquid assets in an amount sufficient to cover its obligations under the cap or floor.

The Fund may purchase put options (“puts”) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also sell puts on Municipal Obligations or futures on such securities if the Fund’s continuing obligations on such puts are secured by designated assets on the Fund’s books consisting of cash or liquid debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

In order to reduce fluctuations in net asset value, the Fund may sell or purchase call options (“calls”) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. The Fund may write call options only if the call option is “covered.” The Fund may write put options only if the put option is “secured.” Although the Fund will enter into over-the-counter options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. The Fund will not engage in over-the-counter options transactions if the amount invested by the Fund in over-the-counter options, plus, with respect to over-the-counter options written by the Fund, the amounts required to be treated as illiquid pursuant to SEC staff positions, plus the amount invested by the Fund in illiquid securities, would exceed 20% of the Fund’s total assets.

The Fund also may purchase and write call and put options on securities indices.

The Fund may also purchase and sell (write) call and put options on financial futures contracts.

The Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objective and strategies. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

The Fund may purchase Municipal Obligations on a “when-issued” basis and may purchase or sell Municipal Obligations on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Fund strategies and risks (continued)

During temporary defensive periods (e.g., when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long- or intermediate-term Colorado Municipal Obligations are available), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. The Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary investments which are U.S. Government securities.

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act, and other securities which may not be readily marketable. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Colorado Municipal Obligations with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective. The Fund will notify shareholders to the extent that it intends to invest more than 5% of its net assets in such obligations.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Colorado Municipal Obligations risk — The risk that the value of Colorado Municipal Obligations may be adversely affected by new legislation in Colorado, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. A fund holding Colorado Municipal Obligations is susceptible to political, economic or regulatory factors affecting issuers of Colorado Municipal Obligations. There can be no assurance that current or future statewide or regional difficulties, and the resulting impact on State or local governmental finances generally, or other factors, affecting State or local governmental finances, will not adversely affect the market value of Colorado Municipal Obligations held by a fund, the ability of a fund to manage its portfolio consistent with its investment policies or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession. For a further discussion of geographic, credit and market risks, see Note 7 in “Notes to financial statements.”

Leveraging risk — The risk that certain fund transactions, such as the use of derivatives instruments or when-issued, delayed delivery or forward commitment transactions, or issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Derivatives risk — Derivatives contracts, such as futures, options, swaps, and inverse floaters, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in tax-exempt “Minnesota Municipal Obligations” rated “investment grade” at the time of investment. “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Minnesota Municipal Obligations” are Municipal Obligations issued by or on behalf of the State of Minnesota, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Minnesota state personal income tax. “Investment grade” means that, at the time of investment, a Minnesota Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (“S&P”). The Fund may invest up to 20% of the Fund’s total assets in securities that generate interest that is subject to federal and Minnesota alternative minimum tax (“AMT”). In normal circumstances, the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations.

The Fund may invest without limit in state or municipal leases and participation interests therein. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board.

The Fund intends to emphasize investments in Minnesota Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20 to 30 years. The average portfolio maturity, however, may be shortened from time to time depending upon market conditions. As a result, the Fund’s portfolio at any given time may include both long- and intermediate-term Minnesota Municipal Obligations.

The Fund may also, as a matter of non-fundamental policy: (1) invest up to 20% of its total assets in unrated Minnesota Municipal Obligations determined by the Manager to be of comparable quality to investment grade rated Minnesota Municipal Obligations; (2) invest up to 20% of its net assets in municipal bonds that are rated Ba1/BB+ or lower or that are unrated but judged to be of comparable quality by the Manager; (3) continue to hold Municipal Obligations that have been downgraded by Moody’s or S&P below investment grade after purchase, subject to the Fund’s policy to invest no more than 20% of its net assets in Municipal Obligations rated below investment grade; and (4) purchase Minnesota Municipal Obligations on a “when-issued” basis and purchase or sell Minnesota Municipal Obligations on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.

In addition, the Fund may invest in Municipal Obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Minnesota and federal income tax to the extent that not more than 5% of the Fund’s exempt interest dividends are derived from such obligations, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Minnesota municipal obligations. As a matter of policy, the Fund will seek to derive at least 95% of its exempt-interest dividends from Minnesota Municipal Obligations in order to qualify to pay tax-exempt dividends on income from Minnesota Municipal Obligations.

The Fund may invest up to 5% of its net assets in Minnesota Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called “inverse floaters”).

The Fund may invest in custodial receipts or certificates that evidence ownership of future interest payments, principal payments or both on certain municipal securities.

Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk (including interest rate risk) by engaging in various hedging transactions. In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on Municipal Obligations, other debt securities, aggregates of debt securities or indices of interest rates or prices thereof or other financial indices and on futures contracts (collectively, “Hedging Transactions”). The Fund intends to engage in Hedging Transactions if it appears advantageous to the Manager to do so in order to pursue the Fund’s investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets.

The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge against a decline in the value of its portfolio securities that might result from a change in interest rates. The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission.

The Fund may enter into interest rate swaps and the purchase and sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the average weighted maturity of the Fund’s portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated at least “A” or the equivalent by at least one nationally recognized rating organization at the time of entering into the transaction. The Fund may enter into any amount of interest rate swaps. The Fund may not sell interest rate caps or floors based on securities that it does not own. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s assets. However, the Fund may sell (i.e., write) caps and floors without limitation, as long as it designates on the Fund’s books liquid assets in an amount sufficient to cover its obligations under the cap or floor.

The Fund may purchase put options (“puts”) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also write put options, but only on a secured basis, which means that the Fund will designate on its books cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase puts that relate to Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations. The Fund may also sell puts on Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations if the Fund’s continuing obligations on such puts are secured by assets designated on the Fund’s books consisting of cash or liquid debt securities having an aggregate value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

In order to reduce fluctuations in NAV, the Fund may sell or purchase call options (“calls”) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The Fund may sell or purchase calls on Minnesota Municipal Obligations that are traded on the U.S. securities exchanges and in the over-the-counter markets. The Fund may also sell or purchase calls on futures contracts on those Minnesota Municipal Obligations. The Fund will only write (sell) calls on securities or futures contracts it owns, or will designate on the Fund’s books liquid assets in an amount sufficient to purchase the underlying security or futures contract, adjusted to changes in market prices on a daily basis. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets.

The Fund may also purchase and write call and put options on securities indices.

To the extent that over-the-counter options are deemed to be illiquid, they are subject to the Fund’s limitation that a maximum of 15% of its net assets be invested in illiquid securities.

The Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objective and strategies. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

The Fund may invest in a temporary defensive manner when the Manager believes that the Fund will be affected by adverse market conditions. When investing in this manner, the Fund may hold all or a substantial part of its assets in short-term, high quality securities which may be either tax-exempt or taxable. The Fund may invest only in taxable temporary investments that are U.S. Government securities. To the extent that the Fund invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Fund strategies and risks (continued)

Portfolio trading will be undertaken principally to accomplish the Fund’s objective in relation to actual and anticipated movements in the general level of interest rates. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act, and other securities which may not be readily marketable. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. The Fund anticipates that its annual portfolio turnover will not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective. The Fund will notify shareholders to the extent that it intends to invest more than 15% of its net assets in such obligations.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Minnesota Municipal Obligations risk — The risk that the value of Minnesota Municipal Obligations may be adversely affected by new legislation in Minnesota, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. A fund holding Minnesota Municipal Obligations is susceptible to political, economic or regulatory factors affecting issuers of Minnesota Municipal Obligations. There can be no assurance that current or future statewide or regional difficulties, and the resulting impact on State or local governmental finances generally, or other factors, affecting State or local governmental finances, will not adversely affect the market value of Minnesota Municipal Obligations held by a fund, the ability of a fund to manage its portfolio consistent with its investment policies or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession. For a further discussion of geographic, credit and market risks, see Note 7 in “Notes to financial statements.”

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Leveraging risk — The risk that certain fund transactions, such as the use of derivatives instruments or when-issued, delayed delivery or forward commitment transactions, or issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Derivatives risk — Derivatives contracts, such as futures, options, swaps, and inverse floaters, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Delaware Investments® National Municipal Income Fund

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (“S&P”), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

The Fund may invest without limit in advance refunded bonds.

The Fund may invest without limitation in high-quality, short-term tax-free instruments.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

The Fund may invest in zero coupon bonds.

Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.

In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Security risk — The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Fund strategies and risks (continued)

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession. For a further discussion of geographic, credit and market risks, see Note 7 in “Notes to financial statements.”

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Leveraging risk — The risk that certain fund transactions, such as the issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Trust	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	160	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	160	None
100 Independence,			Management, LLC (financial technology: macro
610 Market Street			factors and databases)
Philadelphia, PA			(January 1993-Present)
19106-2354
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	160	None
100 Independence,		2005	(March 2004–Present)
610 Market Street		Chair since March 2015
Philadelphia, PA
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	160	Director — Banco
100 Independence,			Management (2011–2013) and Market		Santander International
610 Market Street			Manager, New Jersey Private Bank (2005–		(October 2016–December
Philadelphia, PA			2011) — J.P. Morgan Chase & Co.		2019)
19106-2354					Director — Santander
November 1958					Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	160	Director and Audit
100 Independence,			(April 2011–Present)		Committee Member —
610 Market Street					Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Trust	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since April 2021	Global Sector Chairman, Industrial	89	Director, Valparaiso
100 Independence,			Manufacturing, KPMG LLP		University
610 Market Street			(2010-2015)		(2012-Present)
Philadelphia, PA					Director, TechAccel LLC
19106-2354					(2015-Present) (Tech R&D)
May 1955					Board Member, Kansas
City Repertory Theatre
(2015-Present)
Board Member,
PatientsVoices, Inc.
(healthcare)
(2018-Present)
Kansas City Campus for
Animal Care
(2018-Present)
Director, National
Association of
Manufacturers
(2010-2015)
Director, The Children’s
Center
(2003-2015)
Director, Metropolitan
Affairs Coalition
(2003-2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003-2015)
Trustee, Ivy NextShares
(2019)

John A. Fry	Trustee	Since January 2001	President — Drexel University	160	Director; Compensation
100 Independence,			(August 2010–Present)		Committee and
610 Market Street			President — Franklin & Marshall College		Governance Committee
Philadelphia, PA			(July 2002–June 2010)		Member — Community
19106-2354					Health Systems
}May 1960					(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

Name, Address, and Birth Date	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Joseph Harroz, Jr.[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since April 2021	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean, College of Law (2010-2019), University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89	Director, OU Medicine, Inc
(2020-Present)
Director and Shareholder,
Valliance Bank
(2007-Present)
Director, Foundation
Healthcare (formerly
Graymark HealthCare)
(2008-2017)
Trustee, the Mewbourne
Family Support
Organization (2006-
Present) (non-profit)
Independent Director, LSQ
Manager, Inc. (real estate)
(2007-2016)
Independent Chairman
and Trustee, Waddell &
Reed Advisors Funds
(WRA Funds)
(Independent
Chairman: 2015-2018;
Trustee: 1998-2018)

Sandra A.J. Lawrence[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2021	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005- 2016)	89	Director, Hall Family
Foundation (1993-Present)
Director, Westar Energy
(utility) (2004-2018)
Museum of Art (non-
profit) (2007-2020)
Director, Turn the Page KC
(non-profit) (2012-2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017-2019)
Director, National
Association of Corporate
Directors (non-profit)
(2017-Present)
Director, American Shared
Hospital Services (medical
device) (2017-Present)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies)
(2018-Present)
Director, Stowers
(research) (2018)
CoChair, Women
Corporate Directors
(director education)
(2018-2020)
Trustee, Ivy
NextShares (2019)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011– March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	160	Trust Manager and Audit
Committee Chair —
Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and
Nominating
and Governance
Committee Member —
Callon Petroleum
Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	160	Director — HSBC North
America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

Name, Address, and Birth Date	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	160	Director; Finance
Committee and Audit
Committee Member —
H&R Block Corporation
(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
					(2010–2016)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006– July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	160	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	160	None[4]

Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	160	None[4]

Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	160	None

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Dobbs and Harroz and Ms. Lawrence were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

About the organization

This annual report is for the information of Delaware Funds® by Macquarie Closed-End Municipal Bond Funds shareholders.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie
Philadelphia, PA

Jerome D. Abernathy*
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA

H. Jeffrey Dobbs
Former Global Chairman
of Industrial Manufacturing
KPMG LLP
Detroit, MI

John A. Fry*
President
Drexel University
Philadelphia, PA

Joseph Harroz, Jr.
President
University of Oklahoma
Norman, OK

Sandra A.J. Lawrence
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics
Kansas City, MO

*Audit committee member

Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL

Thomas K. Whitford*
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Christianna Wood*
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA

Investment manager
Delaware Management Company, a series
of Macquarie Investment Management
Business Trust (MIMBT)
Philadelphia, PA

Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354

Independent registered public accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

For securities dealers and financial
institutions representatives
800 362-7500

Website
delawarefunds.com/closed-end

Number of recordholders as of
March 31, 2021
Colorado Municipal Fund          48
Minnesota Municipal Fund II     245
National Municipal Fund           55

Your reinvestment options
Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/closed-end. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,440 for the fiscal year ended March 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $39,200 for the fiscal year ended March 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,500 for the fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,500 for the fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended March 31, 2021 and March 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS’s services. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2021, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Gregory A. Gizzi
Registered Investment	18	$7.0 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	36	$3.8 billion	0	$0
Stephen J. Czepiel
Registered Investment	18	$7.0 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	23	$3.5 billion	0	$0
Jake van Roden
Registered Investment	17	$6.3 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	0	$0	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of March 31, 2021, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® MINNESOTA MUNICIPAL INCOME FUND II, INC.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2021